UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FIDELITY NATIONAL FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FIDELITY NATIONAL FINANCIAL, INC.

601 Riverside Avenue
Jacksonville, Florida 32204

November 15, 2004

Dear Stockholder:

      On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of stockholders of Fidelity National Financial, Inc. The meeting will be held on December 16, 2004 at 10:00 a.m., Eastern Standard Time, in the Peninsular Auditorium at 601 Riverside Avenue, Jacksonville, Florida 32204. The formal Notice of Annual Meeting and Proxy Statement for this meeting are attached to this letter.

      The Notice of Annual Meeting and Proxy Statement contain more information about the annual meeting, including:

•	who can vote; and

•	the different methods you can use to vote, including the telephone, internet and traditional paper proxy card.

      Whether or not you plan to attend the annual meeting, please vote by one of these outlined methods to ensure that your shares are represented and voted in accordance with your wishes. This will help us avoid the expense of sending follow-up letters to ensure that a quorum is represented at the annual meeting, and will assure that your vote is counted if you are unable to attend.

      On behalf of the Board of Directors, I thank you for your cooperation.

Sincerely,

WILLIAM P. FOLEY, II
Chairman of the Board and
Chief Executive Officer

FIDELITY NATIONAL FINANCIAL, INC.

601 Riverside Avenue
Jacksonville, Florida 32204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Fidelity National Financial, Inc.

      Notice is hereby given that the 2004 Annual Meeting of Stockholders of Fidelity National Financial, Inc. will be held on December 16, 2004 at 10:00 a.m., Eastern Standard Time, in the Peninsular Auditorium at 601 Riverside Avenue, Jacksonville, Florida 32204 for the following purposes:

(1) to elect four directors to serve for the next three years or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

(2) to approve the adoption of the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan (the “2004 Plan”);

(3) to approve the second amendment and restatement of the Fidelity National Financial, Inc. Amended and Restated 2001 Stock Incentive Plan (the “2001 Plan”);

(4) to approve the second amendment and restatement of the Fidelity National Financial, Inc. Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”);

(5) to approve the amendment and restatement of the Fidelity National Financial, Inc. 1987 Stock Option Plan (the “1987 Plan”);

(6) to ratify the appointment of KPMG LLP as our independent auditors for the 2004 fiscal year; and

(7) to transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors set November 8, 2004 as the record date for the meeting. This means that owners of Fidelity National Financial, Inc. common stock at the close of business on that date are entitled to:

•	receive notice of the meeting; and

•	vote at the meeting and any adjournments or postponements of the meeting.

      All stockholders are cordially invited to attend the meeting in person. However, even if you plan to attend the annual meeting in person, please read these proxy materials and cast your vote on the matters that will be presented at the meeting. You may vote your shares through the internet, by telephone, or by mailing the enclosed proxy card. Instructions for our registered stockholders are described under the question “How do I vote?” on page 1 of the proxy statement.

Sincerely,

TODD C. JOHNSON
Corporate Secretary

Jacksonville, Florida

November 15, 2004

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE (OR VOTE VIA TELEPHONE OR INTERNET) TO ASSURE REPRESENTATION OF YOUR SHARES.

PROXY STATEMENT
I. GENERAL INFORMATION ABOUT THE ANNUAL MEETING
II. CERTAIN INFORMATION ABOUT OUR DIRECTORS
III. PROPOSAL NO. 1 ELECTION OF DIRECTORS
IV. PROPOSAL NO. 2 APPROVAL OF THE FIDELITY NATIONAL FINANCIAL, INC. 2004 OMNIBUS INCENTIVE PLAN
NEW PLAN BENEFITS TABLE(1) FIDELITY NATIONAL FINANCIAL, INC. 2004 OMNIBUS INCENTIVE PLAN
V. PROPOSAL NO. 3 APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF THE FIDELITY NATIONAL FINANCIAL, INC. AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
VI. PROPOSAL NO. 4 APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF THE FIDELITY NATIONAL FINANCIAL, INC. AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN
VII. PROPOSAL NO. 5 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FIDELITY NATIONAL FINANCIAL, INC. 1987 STOCK OPTION PLAN
EQUITY COMPENSATION PLAN INFORMATION
VIII. PROPOSAL NO. 6 RATIFICATION OF INDEPENDENT AUDITORS
IX. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS
X. EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION
PERFORMANCE GRAPH
XI. CORPORATE GOVERNANCE AND RELATED MATTERS
OTHER MATTERS
AVAILABLE INFORMATION
APPENDIX A
FIDELITY NATIONAL FINANCIAL, INC. 2004 OMNIBUS INCENTIVE PLAN
APPENDIX B
FIDELITY NATIONAL FINANCIAL, INC. AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
APPENDIX C
FIDELITY NATIONAL FINANCIAL, INC. AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN
APPENDIX D
FIDELITY NATIONAL FINANCIAL, INC. AMENDED AND RESTATED 1987 STOCK OPTION PLAN
APPENDIX E
FIDELITY NATIONAL FINANCIAL, INC. AUDIT COMMITTEE CHARTER

FIDELITY NATIONAL FINANCIAL, INC.

601 Riverside Avenue
Jacksonville, Florida 32204

PROXY STATEMENT

       The enclosed proxy is solicited by the Board of Directors (the “Board”) of Fidelity National Financial, Inc. (the “Company” or “FNF”) for use at the Annual Meeting of Stockholders to be held December 16, 2004 at 10:00 a.m., Eastern Standard Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held in the Peninsular Auditorium at 601 Riverside Avenue, Jacksonville, Florida.

      It is anticipated that such proxy, together with this proxy statement, will be first mailed on or about November 16, 2004 to all stockholders entitled to vote at the meeting.

      The Company’s principal executive offices are located at 601 Riverside Avenue, Jacksonville, Florida 32204, and its telephone number at that address is (904) 854-8100.

I. GENERAL INFORMATION ABOUT THE ANNUAL MEETING

      Your shares can be voted at the annual meeting only if you vote by proxy or if you are present and vote in person. Even if you expect to attend the annual meeting, please vote by proxy to assure that your shares will be represented.

      Who is entitled to vote? All record holders of FNF common stock as of the close of business on November 8, 2004 are entitled to vote. On that day, 177,615,041 shares were issued and outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the annual meeting.

      What shares are covered by the proxy card? The proxy card covers all shares held by you of record (i.e., shares registered in your name), and any shares held for your benefit in FNF’s employee 401(k) plan and Employee Stock Purchase Plan.

      What if I am a beneficial holder rather than an owner of record? If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

      How do I vote? There are three ways to vote by proxy, other than by attending the annual meeting and voting in person:

•	by mail, using the enclosed proxy card and return envelope;

•	by telephone, using the telephone number printed on the proxy card and following the instructions on the proxy card; or

•	by internet, using a unique password printed on your proxy card and following the instructions on the proxy card.

      What does it mean to vote by proxy? It means that you give someone else the right to vote your shares in accordance with your instructions. In this case, we are asking you to give your proxy to our Chief Executive Officer and Chairman of the Board and to our Vice-Chairman of the Board, who are sometimes referred to as the “proxy holders.” By giving your proxy to the proxy holders, you assure that your vote will be counted even if you are unable to attend the annual meeting. If you give your proxy but do not include specific instructions on how to vote on a particular proposal described in this proxy statement, the proxy holders will vote your shares in accordance with the recommendation of the Board of Directors for such proposal.

      On what am I voting? You will be asked to consider six proposals at the annual meeting.

•	Proposal No. 1 asks you to elect four members of our Board for the next three years.

•	Proposal No. 2 asks you to approve the adoption of the 2004 Plan.

•	Proposal No. 3 asks you to approve the second amendment and restatement of the 2001 Plan.

•	Proposal No. 4 asks you to approve the second amendment and restatement of the 1998 Plan.

•	Proposal No. 5 asks you to approve the amendment and restatement of the 1987 Plan.

•	Proposal No. 6 asks you to ratify the appointment of KPMG LLP as the Company’s independent auditors for the 2004 fiscal year.

      What happens if other matters are raised at the meeting? Although we are not aware of any matters to be presented at the annual meeting other than those contained in the Notice of Annual Meeting, if other matters are properly raised at the meeting in accordance with the procedures specified in FNF’s charter and bylaws, all proxies given to the proxy holders will be voted in accordance with their best judgment.

      What if I submit a proxy and later change my mind? If you have submitted your proxy and later wish to revoke it, you may do so by doing one of the following: giving written notice to the Corporate Secretary; submitting another proxy bearing a later date (in any of the permitted forms); or casting a ballot in person at the annual meeting.

      Who will count the votes? FNF’s solicitor, Morrow & Co., will serve as proxy tabulator and count the votes, and the results will be certified by the inspector of election.

      How many votes must each proposal receive to be adopted? The following votes must be received:

•	For Proposal No. 1 regarding the election of directors, the four people receiving the largest number of votes cast at the annual meeting will be elected as directors.

•	For Proposal No. 2 regarding approval of adoption of the 2004 Plan, under Delaware law the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote would be required for approval. In addition, to satisfy the listing requirements of The New York Stock Exchange (“NYSE”), the adoption of Proposal No. 2 requires the affirmative vote of the holders of a majority of the votes cast, provided that the total votes cast must represent over fifty percent of all shares entitled to vote on the proposal.

•	For each of the other proposals, under Delaware law the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote would be required for approval.

      What constitutes a quorum? A quorum is present if a majority of the outstanding shares of common stock entitled to vote is represented. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

      What are broker non-votes? Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the NYSE, such as election of directors or ratification of auditors. Nominees cannot vote on non-routine matters, such as approval of the 2004 Plan or amendment of the 2001, 1998 and 1987 Plans, unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.” For purposes of the NYSE requirement that the total votes cast represent over fifty percent of all shares entitled to vote on a proposal, broker non-votes will not count as votes cast. For purposes of the Delaware law requirement that the proposals receive the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote, broker non-votes will have no effect.

      What effect does an abstention have? With respect to Proposal No. 1, abstentions or directions to withhold authority will not be included in vote totals and will not affect the outcome of the vote. With respect to Proposal No. 2, for purposes of the NYSE requirement that the total votes cast represent over fifty percent of all shares entitled to vote on a proposal, abstentions will count as votes cast. For purposes of the Delaware law requirement that the proposals receive the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote, with respect to Proposal Nos. 2 through 6 abstentions will have the effect of a vote against the proposals.

      Who pays the cost of soliciting proxies? We pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting of Stockholders, this proxy statement and the proxy card. Following the mailing of this proxy statement, directors, officers and employees of the Company may solicit proxies by telephone, facsimile transmission or other personal contact, for which services such persons will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians who are holders of record of shares of common stock will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their charges and expenses in connection therewith at customary and reasonable rates. In addition, the Company has retained Morrow & Co. to assist in the solicitation of proxies for an estimated fee of $10,000 plus reimbursement of expenses.

      What if I share a household with another stockholder? We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and Proxy Statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Annual Reports and/or Proxy Statements, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Annual Report or Proxy Statement for your household, please contact our transfer agent, Continental Stock Transfer & Trust (in writing: 17 Battery Place, 8th Floor, New York, NY 10004; by telephone: (212) 509-4000). If you participate in householding and wish to receive a separate copy of the 2003 Annual Report or this Proxy Statement, or if you do not wish to participate in householding and prefer to receive separate copies of future Annual Reports and/or Proxy Statements, please contact Continental Stock Transfer & Trust as indicated above. Beneficial stockholders can request information about householding from their banks, brokers or other holders of record. The Company hereby undertakes to deliver promptly upon written or oral request, a separate copy of the annual report to stockholders, or proxy statement, as applicable, to a Company stockholder at a shared address to which a single copy of the document was delivered.

II. CERTAIN INFORMATION ABOUT OUR DIRECTORS

Information About the Nominees for Election

      The names of the nominees for election as directors of the Company and certain biographical information concerning each of them is set forth below:

			Director
Name	Position with the Company	Age	Since

William A. Imparato	Director	57	1986
	Member Audit Committee
	Member Compensation Committee
Donald M. Koll	Director	71	1995
	Member Corporate Governance and Nominating Committee
General William Lyon	Director	81	1998
Cary H. Thompson	Director	48	1992
	Chairman Compensation Committee
	Member Executive Committee

      William A. Imparato. Mr. Imparato is currently a Partner in Beus Gilbert PLLC and the Managing Member of Tri-Vista Partners, LLC, and has been for more than four years. From June 1990 to December 1993, Mr. Imparato was President of the Company’s wholly-owned real estate subsidiary Manchester Development Corporation. From July 1980 to March 2000 he was a partner in Park West Development Company, a real estate development firm headquartered in Phoenix, Arizona. In March 2000, Mr. Imparato started a new real estate development firm, Tri-Vista Partners LLC, headquartered in Scottsdale, Arizona.

      Donald M. Koll. Mr. Koll is Chairman of the Board and Chief Executive Officer of The Koll Company and has been since its formation on March 26, 1962.

      General William Lyon. General Lyon is Chairman of the Board and Chief Executive Officer of William Lyon Homes, Inc. and affiliated companies, which are headquartered in Newport Beach, California, and has been for more than five years. In 1989, General Lyon formed Air/ Lyon, Inc., which included Elsinore Service Corp. and Martin Aviation at John Wayne Airport. He has been Chairman of the Board of The William Lyon Company since 1985.

      Cary H. Thompson. Mr. Thompson currently is a Senior Managing Director with Bear Stearns & Co. Inc. and has been since 1999. From 1996 to 1999, Mr. Thompson was a director and Chief Executive Officer of Aames Financial Corporation. Prior to joining Aames Financial Corporation, Mr. Thompson served as a managing director of Nat West Capital Markets from May 1994 to June 1996. Mr. Thompson also serves on the Board of Directors of SonicWall Corporation.

Information About Our Directors Continuing in Office

Term Expiring 2005

			Director
Name	Position With the Company	Age	Since

William P. Foley, II	Chairman of the Board	59	1984
	Chief Executive Officer
	Chairman Executive Committee
Frank P. Willey	Vice Chairman of the Board	51	1984
Terry N. Christensen	Director	63	2002
	Member Corporate Governance and Nominating Committee
	Member Executive Committee

      William P. Foley, II. Mr. Foley is the Chairman of the Board and Chief Executive Officer of the Company, and has served in both capacities since the Company’s formation in 1984. Mr. Foley also served as

President of the Company from 1984 until December 31, 1994. Mr. Foley also is currently serving as Chairman of CKE Restaurants, Inc.

      Frank P. Willey. Mr. Willey is the Vice Chairman of the Board of the Company and has been a director since the formation of FNF in 1984. Mr. Willey served as the Company’s President from January 1, 1995 through March 20, 2000. Prior to that, he served as an Executive Vice President and General Counsel of the Company from its formation until December 31, 1994. Mr. Willey also has served in various capacities with subsidiaries and affiliates of FNF since joining the Company in 1984. Presently, Mr. Willey also serves as a director of CKE Restaurants, Inc.

      Terry N. Christensen. Mr. Christensen is the managing partner of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP and has been since 1988. Prior to forming the law firm, Mr. Christensen was a consultant to and subsequently the President of Tracinda Corporation. Mr. Christensen currently serves as a director of MGM Grand, Inc., Checkers Drive-In Restaurants, Inc. and Giant Group, Ltd.

Term Expiring 2006

			Director
Name	Position With the Company	Age	Since

John F. Farrell, Jr.	Director	67	2000
	Chairman Audit Committee
Philip G. Heasley	Director	55	2000
	Member Audit Committee Member Executive Committee
Daniel D. (Ron) Lane	Director	70	1989
	Chairman Corporate Governance and Nominating Committee Member Compensation Committee
Willie D. Davis	Director	70	2003
	Member Corporate Governance and Nominating Committee Member Compensation Committee

      John F. Farrell, Jr. Mr. Farrell is Chairman of Automatic Service Company and has been since 1997. From 1985 through 1994 he was Chairman and Chief Executive Officer of North American Mortgage Company. Mr. Farrell was Chairman of Integrated Acquisition Corporation from 1984 through 1989. He was a partner with Oppenheimer and Company from 1972 through 1981.

      Philip G. Heasley. Mr. Heasley is Chairman and Chief Executive Officer of Paypower LLC and has been since 2003. From 2000 to 2003, he was Chairman and Chief Executive Officer of First USA Bank, the credit card subsidiary of Bank One. Prior to joining First USA, Mr. Heasley spent 13 years in executive positions at U.S. Bancorp, including six years as Vice Chairman and the last two years as President and Chief Operating Officer. Before joining U.S. Bancorp, Mr. Heasley spent 13 years at Citicorp, including three years as President and Chief Operating Officer of Diners Club, Inc. Mr. Heasley currently serves as Chairman of the Board of Visa USA and as a director of Visa International, Fair Isaac Corporation and Ohio Casualty Corporation.

      Daniel D. (Ron) Lane. Since February 1983, Mr. Lane has been a principal, Chairman and Chief Executive Officer of Lane/ Kuhn Pacific, Inc., a corporation that comprises several community development and home building partnerships, all of which are headquartered in Newport Beach, California. He is Vice Chairman of the Board of Directors of CKE Restaurants, Inc. Mr. Lane also serves on the Board of Metalclad Corporation and is active on the Board of Trustees of the University of Southern California.

      Willie D. Davis. Mr. Davis has served as the President and a director of All-Pro Broadcasting, Inc., a holding company that operates several radio stations, since 1976. Mr. Davis currently also serves on the Board of Directors of Checkers Drive-In Restaurants, Inc., Sara Lee Corporation, Dow Chemical Company, MGM, Inc., MGM Grand, Inc., Alliance Bank, Johnson Controls, Inc., Bassett Furniture Industries, Incorporated, Strong Fund and Wisconsin Energies.

III. PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The certificate of incorporation and the bylaws of the Company provide that our Board of Directors shall consist of at least three and no more than fifteen directors. Our directors are divided into three classes, each class as nearly equal in number as possible. The Board determines the number of directors within these limits. The term of office of only one class of directors expires in each year. The directors elected at this annual meeting will hold office for a term of three years or until their successors are elected and qualified. The current number of directors is eleven, and we have one vacancy in the class of directors whose term expires at our annual meeting in 2005. We have not yet identified a candidate to fill this vacancy.

      At this annual meeting, the following persons, each of whom is a current director of the Company, have been nominated to stand for election to the Board for a three-year term expiring in 2007:

William A. Imparato

Donald M. Koll
General William Lyon
Cary H. Thompson

      The Board of Directors believes that each of the nominees will stand for election and will serve if elected as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE LISTED NOMINEES

IV. PROPOSAL NO. 2

APPROVAL OF THE

FIDELITY NATIONAL FINANCIAL, INC. 2004 OMNIBUS INCENTIVE PLAN

      The Company’s Board of Directors adopted the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan (the “2004 Plan”) on April 28, 2004, subject to approval of the Company’s stockholders at the 2004 Annual Meeting of Stockholders, to (i) optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of participants in the 2004 Plan to those of the Company’s stockholders, (ii) provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants who make or are expected to make significant contributions to the Company’s success, and (iii) allow participants to share in the success of the Company. The 2004 Plan is included as Appendix A to this proxy statement. The following summary of principal features of the 2004 Plan is qualified in its entirety by reference to Appendix A.

      If the 2004 Plan is approved by the Company’s stockholders at the 2004 Annual Meeting of Stockholders (the “Effective Date”), no future awards will be granted under the Company’s other stock-based incentive plans and any provisions that automatically increase the maximum number of shares authorized for delivery under such plans will be eliminated.

Description of the 2004 Plan

      Duration of the 2004 Plan. The 2004 Plan will remain in effect until no awards remain outstanding, unless terminated earlier by the Board in accordance with the terms of the 2004 Plan. No awards may be granted under the 2004 Plan after the tenth anniversary of the Effective Date or such earlier date as determined by the Board.

      Administration. The 2004 Plan will be administered by the Compensation Committee or other committee selected by the Board, any of which we refer to as the committee. The committee, subject to the provisions of the 2004 Plan, is authorized to (i) interpret and administer the 2004 Plan, (ii) select employees, directors, consultants, and advisors to whom awards will be granted, (iii) determine the type and size of awards, (iv) determine, interpret, and amend, in accordance with the 2004 Plan, the terms and conditions of such awards, and (v) establish, amend, or waive rules and regulations for the 2004 Plan’s administration. The committee may delegate its authority under the 2004 Plan to the extent permitted by law.

      Amendment; Termination. The 2004 Plan may be amended or terminated by the Board at any time, subject to certain limitations, and the awards granted under the 2004 Plan may be amended or terminated by the committee at any time, provided that no such action may, without a participant’s written consent, adversely affect in any material way any previously granted award. No amendment that would require stockholder approval under the New York Stock Exchange’s listing standards, any rule promulgated by the United States Securities and Exchange Commission or any securities exchange on which the Company’s shares are listed may become effective without stockholder approval.

      Eligibility. Employees, directors, consultants, and advisors of the Company and its subsidiaries who are selected from time to time by the committee may be granted awards under the 2004 Plan; provided, however, that only employees may receive incentive stock options. The receipt of an award under the 2004 Plan will not confer upon any individual the right to receive additional awards in the future. As of November 1, 2004, there were approximately 29,000 individuals who would be eligible to be selected by the committee to receive awards under the 2004 Plan.

      Shares Subject to the 2004 Plan. The maximum number of shares that may be delivered under the 2004 Plan is 12,500,000, plus the number of shares subject to prior plan awards that are outstanding as of the Effective Date and that are deemed not delivered under the prior plans because (i) the shares are subject to a prior plan award that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery of shares; (ii) the shares are held back, tendered or returned to cover the exercise price or tax withholding obligations with respect to a prior plan award; or (iii) the shares have been issued in connection with an award of restricted stock under a prior plan that is canceled or forfeited prior to vesting or the award is settled in cash, causing the shares to be returned to the Company. Shares subject to awards granted under the 2004 Plan that are not delivered, held back, tendered or returned for any of the reasons described in clauses (i), (ii) or (iii) in the preceding sentence also will be available for future grants. However, shares returned to the Company (A) in satisfaction of taxes relating to a restricted stock award (or a restricted stock award under a prior plan) or in connection with a cash out of a restricted stock award (or a restricted stock award under a prior plan), but excluding upon forfeiture of a restricted stock award (or a restricted stock award under a prior plan) or (B) in connection with the tendering of shares by a participant in satisfaction of the exercise price or taxes relating to an award or prior plan award will not be available for future grants under the 2004 Plan if either (x) the event giving rise to their return occurs more than ten years after the date the 2004 Plan is last approved by stockholders in a manner that satisfies the NYSE listing standards or (y) the event giving rise to their return would be a material revision of the 2004 Plan subject to stockholder approval under the then applicable rules of the NYSE. For purposes of this provision, a “prior plan” is a plan of the Company or a subsidiary under which stock options or other stock-based awards are outstanding as of the Effective Date of the 2004 Plan, other than a stock-incentive plan assumed by the Company in its acquisition of InterCept, Inc. (the “InterCept Plans”). As of November 1, 2004, there were approximately 13,710,047 shares subject to outstanding awards granted under the prior plans. If the 2004 Plan is approved by the Company’s stockholders, no future awards will be granted under the prior plans. Whether or not the 2004 Plan is approved by the Company’s stockholders, no future awards will be made under the InterCept Plans.

      The maximum number of shares that may be issued under the 2004 Plan in connection with “full-value awards” (i.e., awards other than (i) stock options, (ii) stock appreciation rights or (iii) other awards for which the participant pays the grant date intrinsic value) is 8,000,000 shares. If settlement of a full-value award results in the delivery of shares in excess of this limit, the aggregate number of shares available for awards other than full-value awards will be reduced by 3 shares for each excess share delivered.

      In the event the above share limits are not effective as limits under the final regulations relating to incentive stock options, the maximum number of shares that may be issued under the 2004 Plan in connection with incentive stock options shall not exceed 12,500,000. This limit is intended to satisfy a tax provision and shall not result in any grant that exceeds the aggregate share limit described in the first paragraph under this section.

      The following limitations are applicable to awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The maximum number of shares with respect to which performance-based options, stock appreciation rights (or SARs), restricted stock, restricted stock units, performance shares, and other stock-based awards may be granted under the 2004 Plan in any one fiscal year to any one participant shall be 4,000,000, 4,000,000, 2,000,000, 2,000,000, 2,000,000 and 2,000,000 shares, respectively. The maximum performance-based compensation that can be paid pursuant to performance units granted under the 2004 Plan in any one fiscal year to any one participant shall be $25,000,000 or a number of shares having an aggregate fair market value not in excess of such amount. The maximum performance-based dividend or dividend equivalent that may be paid in any one fiscal year to any one participant shall be $2,000,000. The committee retains the discretion to grant awards that exceed these limits in situations where compliance with the performance-based exception is not desired.

      In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary dividend, stock split, reverse stock split, split-up, spin-off, share combination, share exchange, or any change in corporate structure affecting the Company’s common stock, the committee may, in its discretion, adjust the number and kind of shares that may be delivered under the 2004 Plan, the maximum number of shares or payments that may be awarded to any one participant in any one fiscal year, the number and kind of shares that are subject to outstanding awards, the exercise price, grant price or other price of shares subject to outstanding awards, the performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards to prevent dilution or enlargement of rights. In the event an extraordinary cash dividend is made to the Company’s stockholders, the committee may distribute cash to holders of outstanding awards in lieu of making equitable adjustments to their awards. The closing price of the Company’s common stock was $37.50 on November 1, 2004.

      Awards. Following is a general description of the types of awards that may be granted under the 2004 Plan. Terms and conditions of awards will be determined on a grant-by-grant basis by the committee, subject to limitations contained in the 2004 Plan.

      Stock options. A participant granted a stock option will be entitled to purchase a specified number of shares of the Company’s common stock during a specified term at a fixed price. Except for stock options that are adjusted by the committee in connection with certain transactions or changes in corporate structure, as described above, the per share purchase price of shares subject to stock options granted under the 2004 Plan may not be less than 100% of the fair market value of the Company’s common stock on the date the stock option is granted. No stock option granted under the 2004 Plan may have a term of more than 10 years.

      Stock appreciation rights. A participant granted a SAR will be entitled to receive the excess of the fair market value (calculated as of the exercise date) of a share of the Company’s common stock over the grant price of the SAR in cash, shares of common stock, or a combination of cash and shares. The committee may grant SARs in tandem with or independently of stock options. Except for SARs adjusted by the committee in connection with certain transactions or changes in corporate structure, as described above, the grant price of a SAR granted under the 2004 Plan may not be less than 100% of the fair market value of the Company’s common stock on the date the SAR is granted, and no SAR granted under the 2004 Plan may have a term of more than 10 years.

      Restricted stock. Restricted stock is an award of shares of Company common stock that are non-transferable and subject to a substantial risk of forfeiture until vesting conditions, which can be related to continued service or other conditions established by the committee, are satisfied. Prior to vesting, holders of restricted stock may receive dividends and voting rights. If the vesting condition is not satisfied, the participant forfeits the shares.

      Restricted stock units and performance shares. Restricted stock units and performance shares represent a right to receive a share of common stock, an equivalent amount of cash, or a combination of shares and cash, as the committee may determine, if vesting conditions are satisfied. Except for restricted stock units and performance shares adjusted by the committee in connection with certain changes in corporate structure, as described above, the initial value of a restricted stock unit or performance share granted under the 2004 Plan may not be less than 100% of the fair market value of the Company’s common stock on the date the award is granted. Restricted stock units may contain vesting conditions based on continued service or other conditions established by the committee. Performance shares will contain vesting conditions based on attainment of performance goals established by the committee in addition to service conditions.

      Performance units. Performance units are awards that entitle a participant to receive shares of common stock, cash, or a combination of shares and cash if certain performance conditions are satisfied. The amount received depends upon the value of the performance units and the number of performance units earned, each of which is determined by the committee.

      Other stock-based awards. Other stock-based awards are awards other than those described above, the terms and conditions of which are determined by the committee. These awards may include, without limitation, the grant of shares based on attainment of performance goals established by the committee, the payment of shares as a bonus or in lieu of cash based on attainment of performance goals established by the committee, or the payment of shares in lieu of cash under an incentive or bonus program. Payment under or settlement of any such awards shall be made in such manner and at such times as the committee may determine.

      Dividend equivalents. Dividend equivalents give participants the right to receive payments equivalent to dividends issued on the Company’s common stock and may be granted in conjunction with stock-based awards under the 2004 Plan.

      Performance-based compensation. The committee may specify that the attainment of the general performance measures set forth below will determine the degree of granting, vesting and/or payout with respect to awards (including any related dividends or dividend equivalents) that the committee intends will qualify as performance-based compensation under Code Section 162(m). The performance goals to be used for such awards must be chosen from among the following performance measure(s): earnings per share, economic value created, market share (actual or targeted growth), net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets (actual or targeted growth), return on capital (actual or targeted growth), return on equity (actual or targeted growth), return on investment (actual or targeted growth), revenue (actual or targeted growth), cash flow, operating margin, share price, share price growth, total stockholder return, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such performance measures may be established at such levels and on such terms as the committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. Awards (including any related dividends or dividend equivalents) that are not intended to qualify as performance-based compensation may be based on these or such other performance measures as the committee may determine.

      Change in Control. The 2004 Plan provides that, except as otherwise provided in a participant’s award agreement, upon the occurrence of a change in control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, any and all outstanding stock options and SARs granted under the 2004 Plan will become immediately exercisable, any restriction imposed on restricted stock, restricted stock units, and other awards granted under the 2004 Plan will lapse, and any and all performance shares, performance units, and other awards granted under the 2004 Plan with performance conditions will be deemed earned at the target level, or, if no target level is specified, the maximum level. The committee may, in its discretion, specify in a participant’s award agreement that outstanding stock options and SARs shall be automatically cashed out upon a change in control.

      For purposes of the 2004 Plan, “change in control” means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company. The 2004 Plan provides that a spin-off of one or more subsidiaries or business units of the Company will not constitute a change in control.

      Repricings. Stock options granted under the 2004 Plan may not be repriced. Adjustments to the terms of stock options pursuant to the 2004 Plan’s adjustment provision (described above) made in connection with a merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary dividend or other event described in the adjustment provision shall not constitute a repricing.

      Restrictive Covenants. The committee may condition the granting, vesting, exercisability, or other terms and conditions of awards upon a participant’s compliance with specified conditions relating to noncompetition, confidentiality of proprietary information, nonsolicitation of customers and employees, cooperation in litigation, nondisparagement of the Company and its officers, directors and affiliates, and other restrictions upon or covenants of the participant, including during specified periods following termination of the participant’s employment or service.

      Deferrals. The committee may permit the deferral of vesting or settlement of an award and may authorize crediting of dividends or interest or their equivalents in connection with any such deferral. Any such deferral and crediting will be subject to the terms and conditions established by the committee and any terms and conditions of the plan or arrangement under which the deferral is made.

      Transferability. Awards generally will be non-transferable except upon the death of a participant, although the committee may permit a participant to transfer awards (for example, to family members or trusts for family members) subject to such conditions as the committee may establish.

      Termination of Employment or Service. The extent to which a participant may exercise stock options and SARs, vest in restricted stock, or receive a payout with respect to other awards upon termination of employment or service, as the case may be, is set forth in the applicable award agreement. Such provisions may reflect distinctions based on the reason for termination of employment or service, as the case may be, and need not be uniform among awards.

      Tax Withholding. We may deduct or withhold, or require a participant to remit, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the 2004 Plan. The withholding requirement may be satisfied, in whole or in part, by having us withhold, or by tendering to us, shares having a fair market value equal to the minimum withholding obligation.

Federal Income Tax Consequences

      The federal income tax discussion set forth below is intended for general information only. Foreign, state and local income tax consequences are not discussed, and may vary from locality to locality. The following discussion also does not address the potential impact that Code Section 409A could have on the taxation of awards under the 2004 Plan. Code Section 409A was enacted pursuant to the American Jobs Creation Act of 2004, which was signed into law on October 22, 2004. It is not yet known how the new law, which governs the taxation of nonqualified deferred compensation arrangements, will impact equity-based awards such as those that may be awarded under the 2004 Plan.

      Incentive Stock Options. A participant generally will neither realize taxable income on an incentive stock option when the option is granted nor when the option is exercised; however, the amount by which the fair market value of the stock at the time of exercise exceeds the exercise price generally will be included in the participant’s alternative minimum taxable income on the date of exercise. Gain or loss realized by a participant on the sale of the stock issued upon exercise of an incentive stock option is taxable as long-term capital gain or loss, and no tax deduction is available to the Company, unless the participant disposes of the stock in a “disqualifying disposition.” A disqualifying disposition generally occurs if the participant disposes of the stock within two years after the date of grant of the incentive stock option or within one year after the date of exercise. Upon a disqualifying disposition of the stock, the participant will realize ordinary income in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the date of exercise, or (ii) the amount realized on a sale or exchange of the stock. The Company will be entitled to a deduction to the extent ordinary income is recognized by the participant as a result of a disqualifying disposition, provided certain reporting requirements are met. Additionally, if the amount realized on a sale or exchange of the stock is greater than the fair market value of the stock on the date of exercise, the difference will be taxed as capital gain.

      Nonqualified Stock Options. A participant will not realize taxable income on a nonqualified stock option when the option is granted, nor will the Company be entitled to a deduction. Upon the exercise of a nonqualified stock option, the participant will realize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. A participant who is an employee will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a nonqualified stock option. The Company generally will be entitled to a deduction to the extent ordinary income is recognized by the participant, provided certain reporting requirements are met. The participant would recognize gain upon the disposition of any shares received on exercise of a nonqualified stock option equal to the excess of (i) the amount realized on such disposition over (ii) the participant’s basis in the stock, which generally would be the fair market value of the stock on the date of exercise of the nonqualified stock option. That gain would be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

      Stock Appreciation Rights. A participant will not realize taxable income when a SAR is granted, nor will the Company be entitled to a deduction. Rather, the participant will recognize ordinary income for federal income tax purposes equal to the amount of cash and the fair market value of the shares, if any, received upon exercise of the SAR. A participant who is an employee will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. The Company generally will be entitled to a deduction to the extent ordinary income is recognized by the participant, provided certain reporting requirements are met. The participant would recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the participant’s basis in the stock, which generally would be the fair market value of the stock on the date of exercise of the SAR. That gain would be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

      Restricted Stock. A participant who receives an award of restricted stock will be subject to ordinary income on the difference between the fair market value of the shares and the amount paid for the shares, if any, on the date the restrictions lapse. A participant who is an employee will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon lapse of the restrictions. Subject to Code Section 162(m), the Company generally will be entitled to a deduction to the extent ordinary income is recognized by the participant, provided certain reporting requirements are met. The participant’s basis in the stock received for purposes of determining gain or loss on any subsequent disposition of the stock generally will be the fair market value of the stock on the date the restrictions lapse. The participant will recognize long or short-term capital gain upon subsequent disposition of the shares, depending on whether the shares were held for more than one year.

      Recipients of restricted stock awards may make an election under Code Section 83(b) to recognize as ordinary income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock, if any, and the fair market value of the stock on the date the restricted stock is granted. If this election is made, the participant recognizes no further income upon the lapse of any restrictions and any capital gain or loss on subsequent disposition will be long or short-term to the recipient depending upon whether the shares were held for more than one year from the date of grant. The Code Section 83(b) election must be made within thirty days from the time the restricted stock is granted. If the restricted stock is subsequently forfeited while nonvested, the forfeiture is treated as a sale of the stock upon which there is realized a capital loss equal to the excess (if any) of the amount paid for such property over the amount realized upon forfeiture.

      Restricted Stock Units and Other Awards. With respect to restricted stock units, performance shares, performance units, dividend equivalents and other stock-based awards under the Plan not described above, generally, a participant will not realize taxable income when the award is granted, nor will the Company be entitled to take any deduction. When the awards are paid out or settled, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of any shares received, if any. A participant who is an employee will be subject to withholding for federal income and employment tax purposes with respect to the income recognized. Subject to Code Section 162(m), the Company generally will be entitled to a deduction to the extent ordinary income is recognized by the participant, provided certain reporting requirements are met. The participant will recognize gain upon the disposition of any shares received in payment or settlement of an award equal to the excess of (i) the amount realized on such disposition over (ii) the participant’s basis in the stock, which generally would be equal to the fair market value of the stock on the date of settlement or vesting of the award. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

Awards under the 2004 Plan

      It is not possible at this time to determine the awards that will be made in the future under the 2004 Plan. However, the following stock option grants were approved by the committee, subject to approval of the 2004 Plan by the Company’s stockholders at the 2004 Annual Meeting of Stockholders:

NEW PLAN BENEFITS TABLE(1)

FIDELITY NATIONAL FINANCIAL, INC.

2004 OMNIBUS INCENTIVE PLAN

Number of Units (Shares)

Name & Position	Underlying Options

William P. Foley, II,	1,000,000
Chairman and CEO
Raymond R. Quirk,	150,000
President
Alan L. Stinson,	150,000
Executive Vice President and CFO
Ernest D. Smith,	150,000
Executive Vice President and Co-Chief Operating Officer
Brent B. Bickett,	150,000
Executive Vice President, Corporate Finance
Executive Officers as a Group	2,066,250
Non-Executive Directors as a Group	0
Nominees for Election as Directors	0
Non-Executive Officer Employees as a Group	0
Each Associate of Directors, Executive Officers or Nominees	0
Each Other Person Who Received or Is to Receive Five Percent of Such Options	0

(1)	The following nonqualified stock options were granted, subject to stockholder approval of the 2004 Plan, on October 15, 2004 at an exercise price of $36.60 per share. The options have a maximum term of eight years and vest in thirds with one-third vesting on each of October 15, 2005, October 15, 2006 and October 15, 2007. If stockholder approval of the 2004 Plan is not obtained, these awards will be forfeited.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF

THE FIDELITY NATIONAL FINANCIAL, INC. 2004 OMNIBUS INCENTIVE PLAN.

V. PROPOSAL NO. 3

APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF

THE FIDELITY NATIONAL FINANCIAL, INC.
AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

      The Board adopted the Fidelity National Financial, Inc. 2001 Stock Incentive Plan (the “2001 Plan”) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants, and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and to provide additional incentives to these persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The 2001 Plan was approved by the Company’s stockholders at the 2001 Annual Meeting of Stockholders and was subsequently amended and restated effective July 24, 2001.

Description of the Proposed Amendments

      A second amendment and restatement of the 2001 Plan, effective November 12, 2004, has been approved by the Board and the committee, subject to approval by the Company’s stockholders at the 2004 Annual Meeting of Stockholders. The second amendment and restatement of the 2001 Plan:

•	clarifies and broadens the 2001 Plan’s anti-dilution provision to give effect to the intended purpose of the provision;

•	gives the committee greater discretion in determining if and what equitable adjustments will be made under the anti-dilution provision;

•	gives the committee the authority to grant options and other awards that do not automatically accelerate upon a change in control;

•	clarifies that a modification of outstanding awards, to reduce the exercise price or purchase price below 100% of fair market value on the date of grant made pursuant to the plan’s anti-dilution provision does not violate the plan’s prohibition on reduction of exercise or purchase prices;

•	eliminates a provision that provides for the automatic increase in the number of shares available for issuance under the 2001 Plan on the date of each annual meeting of the Company’s stockholders, provided the Company’s stockholder’s approve the 2004 Plan; and

•	provides that no awards may be granted under the 2001 Plan if the Company’s stockholders approve the 2004 Plan.

      Further descriptions of the changes made by this amendment are contained in the following summary.

Description of the 2001 Plan as Amended

      The following description of the principal features of the 2001 Plan, as amended, is qualified in its entirety by reference to the text of the 2001 Plan, a copy of which is attached hereto as Appendix B.

      Duration of the Amended 2001 Plan. Unless sooner terminated by the Board, the 2001 Plan will terminate on July 24, 2011; provided, however, that awards then outstanding shall continue in effect in accordance with their terms. If, however, the Company’s stockholders approve the 2004 Plan, no future awards will be granted under the 2001 Plan.

      Administration. The Board has delegated responsibility for administering the 2001 Plan to its compensation committee. The committee has full power and authority to (i) interpret the 2001 Plan, (ii) select the recipients of awards, (iii) determine and authorize the type, terms and conditions of, including vesting provisions and the number of shares subject to, grants under the 2001 Plan, (iv) adopt, amend and rescind rules relating to the 2001 Plan, (v) determine the terms, conditions and restrictions contained in, and the form of, agreements evidencing awards granted under the 2001 Plan, (vi) accelerate the vesting of any option or release or waive any repurchase rights of the Company with respect to restricted stock, (vii) extend the exercise date of any option or acceptance date of any rights to purchase common stock (“purchase rights”), (viii) provide for rights of first refusal and/or repurchase rights, and (ix) amend outstanding award agreements to provide for, among other things, any change or modification that the committee could have provided for at the time of grant or in furtherance of the above-described powers.

      Amendment; Termination. The Board may alter, amend, suspend or terminate the 2001 Plan at any time. However, no amendment may be made without approval of the Company’s stockholders to the extent approval is required by applicable law or agreement or if the amendment would (i) materially increase benefits accruing to participants, (ii) increase the number of shares of common stock available for issuance under the 2001 Plan, (iii) materially modify the 2001 Plan’s eligibility requirements, (iv) permit the grant of an award at an exercise price or purchase price below 100% of fair market value on the date of grant, or (v) allow for the modification of outstanding awards to reduce the exercise price or purchase price of such awards below 100% of the fair market value on the date of grant.

      Eligibility. The 2001 Plan provides that employees, directors, consultants, customers, and suppliers of the Company and its subsidiaries and affiliates who are selected from time to time by the committee may be granted awards under the 2001 Plan, provided that only employees may receive incentive stock options. However, if the 2004 Plan is approved by the Company’s stockholders, no future awards will be granted under the 2001 Plan.

      Shares Subject to the 2001 Plan. The 2001 Plan provided that the maximum number of shares that could be delivered under the 2001 Plan was 4,026,275, plus an additional 332,750 shares on the date of each annual meeting of the stockholders of the Company; provided, however, that in no event could the aggregate number of shares subject to incentive stock options exceed 4,026,275. The second amendment and restatement of the 2001 Plan eliminates the automatic increase in the maximum number of shares for annual meetings held after October 31, 2004 if the Company’s stockholder’s approve the 2004 Plan. The closing price of the Company’s common stock was $37.50 on November 1, 2004.

      As of November 1, 2004, there were approximately 1,925,857 shares subject to outstanding awards granted under the 2001 Plan. If the 2004 Plan is approved by the Company’s stockholders, no future awards will be granted under the 2001 Plan and shares subject to outstanding awards that are deemed not delivered under the 2001 Plan because (i) the award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery of shares, (ii) shares are held back, tendered or returned to cover the exercise price or tax withholding obligations with respect to an award, or (iii) shares have been issued in connection with a restricted stock award that is canceled or forfeited prior to vesting or settled in cash, causing the shares to be returned to the Company, will be available for grants under the 2004 Plan.

      The 2001 Plan provided that adjustments to the number and kind of shares available for issuance under the 2001 Plan, the number and kind of shares subject to outstanding awards, and the exercise price or other price of outstanding awards could only be made if the outstanding shares were increased or decreased, or changed into or exchanged for a different number or kind of shares, by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in our capital structure. Additionally, the 2001 Plan provided that no option or other award could be modified to the extent the modification would reduce the exercise price or purchase price of the awards below 100% of fair market value on the date of grant. The Company believes that the 2001 Plan’s anti-dilution provision should be clarified and broadened to give effect to the intended purpose of the provision and that the 2001 Plan’s prohibition on reductions in exercise price or purchase price should not apply to equitable adjustments made under this provision. Accordingly, the 2001 Plan was amended, subject to approval by the Company’s stockholders, to (i) provide that in the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the committee will make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the

2001 Plan and the number and kind of shares and the price per share subject to outstanding awards; and (ii) clarify that the plan’s provision prohibiting the reduction of the exercise price or other price below 100% of fair market value on the date of grant does not apply with respect to equitable adjustments made in connection with a merger, reorganization, recapitalization, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, share exchange, combination of shares, reclassification, or any change in the capital structure of the Company. Additionally, as part of the amendment to the provision described in (i) above, the committee was given the discretion to distribute cash awards in lieu of making equitable adjustments if an extraordinary cash dividend is made to the Company’s stockholders.

      On May 26, 2004, the Company’s wholly owned subsidiary, Fidelity National Information Services, Inc. (“FIS”) filed a Form S-1 for an initial public offering of less than 20% of its common stock, to be followed by a distribution of the remaining FIS shares held by the Company to the stockholders of the Company in a spin-off. This subsidiary includes the Company’s technology solutions, processing services and information based real estate services businesses that make up the Company’s financial institution software and services, lender outsourcing solutions and information services segments. The initial public offering and distribution were subject to a number of conditions and approvals, equity market conditions and the ultimate discretion of the Company’s board of directors. On September 9, 2004, the Company announced a delay in any initial public offering so that it could concentrate on integrating its recently announced acquisition of InterCept, Inc. and that the Company would re-evaluate the timing based upon a successful integration and other market conditions. If the Company decided to proceed with the initial public offering and distribution, the provisions described above would enable the committee to make appropriate adjustments to the terms of outstanding awards to avoid the dilution of the rights of award holders that would otherwise occur. The Company’s policy is to evaluate, on an ongoing basis, possible strategic approaches that could result in greater value for the Company and its stockholders, some of which could result in adjustments under the provisions above. The committee believes that the amendments described in this proposal and in Proposal Nos. 4 and 5 will accordingly improve the structural flexibility of the Company.

      Awards. Following is a general description of the types of awards that may be granted under the 2001 Plan. Terms and conditions of awards will be determined on a grant-by-grant basis by the committee, subject to limitations contained in the 2001 Plan.

      Stock options. A participant granted a stock option will be entitled to purchase a specified number of shares of the Company’s common stock during a specified term at a fixed price. Except for stock options that are adjusted by the committee in connection with certain transactions or changes in corporate structure, as described above, the per share purchase price of shares subject to stock options granted under the 2001 Plan may not be less than 100% of the fair market value of the Company’s common stock on the date the stock option is granted (110% of fair market value in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company or an affiliate). No stock option granted under the 2001 Plan may have a term of more than 10 years (5 years in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company or an affiliate).

      The exercise price, for each nonqualified stock option granted under a program by which the committee or the Board allows a select participant to receive nonqualified stock options in lieu of a bonus otherwise payable in cash, shall be reduced below fair market value at the election of the participant and in such dollar increment per nonqualified stock option as the committee determines in its discretion; provided that the aggregate exercise price reduction for the nonqualified stock options issued to such participant must equal the bonus the Company otherwise would have paid in cash but absent the participant’s election. No amendment made to the 2001 Plan in connection with its second amendment and restatement shall apply to any such options to the extent the amendment would result in a material modification causing the options to become subject to Code Section 409A.

      Purchase Rights. A participant granted a purchase right will be entitled to purchase shares of the Company’s common stock during a specified term at a fixed price. The purchase price for shares purchased pursuant to a purchase right shall be fixed by the committee at the time of grant and specified in the award agreement; provided, however, that the minimum purchase price for shares purchased pursuant to a purchase right shall be 100% of the fair market value of the Company’s common stock on the date the purchase right is granted.

      Deferred Share Awards. Under the 2001 Plan, the committee has the discretion to implement a program for deferred share awards as part of a deferred compensation program for employees, directors, and consultants. Cash dividends that are declared on these awards are converted into an equal amount of deferred shares at the end of each calendar year. Deferred shares accumulate for distribution at the time and in the manner selected by the participant for distribution of the common stock subject to his or her award. Until transferred to a participant, the committee will control voting of any shares that are outstanding and subject to these awards. A participant’s right to deferred shares and any earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. Neither the participant nor his or her beneficiary will have any claim against, or rights in, any specific assets of the Company.

      Transferability. Except as otherwise provided by the committee, stock options, purchase rights, and deferred shares granted under the 2001 Plan may not be transferred other than by will or by the laws of descent and distribution; provided, however, that nonqualified stock options shall be transferable to immediate family members (and trusts of immediate family members). Shares purchased pursuant to purchase rights generally shall be restricted for a period of time, during which such shares may be repurchased by the Company, and therefore these shares may not be sold, assigned, pledged or transferred until such time as the Company no longer has the right to reacquire any such shares.

      Change in Control. The 2001 Plan provides that upon the occurrence of a “change in control”, the time period relating to the exercise or realization of all outstanding stock options, purchase rights, and deferred shares shall automatically accelerate immediately prior to the consummation of such change in control. The amendment to the 2001 Plan that stockholders are being asked to approve at the 2004 Annual Meeting of Stockholders would allow the committee to provide that the change in control acceleration provisions do not apply to certain grants.

      For purposes of the 2001 Plan, the definition of “change in control” is generally the same as the definition in the 2004 Plan described in Proposal No. 2, except that there is no specific exception for spin-offs. Nevertheless, the spin-off of one or more subsidiaries or business units of the Company should not be deemed a change in control under the 2001 Plan unless it results in a disposition of substantially all of the Company’s assets.

      Additionally, the committee is required to give written notice of a proposed change in control to all participants not less than fifteen days prior to the anticipated effective date of the change in control. The committee in its discretion may (i) provide for the purchase or exchange of stock options and purchase rights for an equivalent amount of cash, (ii) adjust the terms of stock options, purchase rights, or deferred shares in a manner determined by the committee to reflect the change in control, (iii) cause the stock options, purchase rights or deferred shares to be assumed, or new awards substituted therefor, with appropriate adjustments made as to the number and kind of shares and prices, or (iv) make such other provisions as the committee considers equitable under the circumstances. If the committee fails to take any of the foregoing actions, all stock options, purchase rights, and deferred shares will terminate upon consummation of the change in control unless the Company’s common stock remains listed on a national stock exchange or the NASDAQ.

      Termination of Employment or Service. The extent to which a participant may exercise stock options, vest in purchase rights, or receive a payout with respect to deferred shares upon termination of employment or service, as the case may be, is set forth in the applicable award agreement. Such provisions may reflect distinctions based on the reason for termination of employment or service, as the case may be, and need not be uniform among awards.

      Tax Withholding. The 2001 Plan grants the Company the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local tax withholding requirements with respect to any options exercised or restricted stock or deferred shares issued under the 2001 Plan. To the extent permissible under applicable tax, securities, and other laws, the committee may, in its sole discretion, permit a participant to satisfy an obligation to pay any such tax, in whole or in part, by (i) directing the Company to apply shares to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to the Company shares owned by the participant.

Federal Income Tax Consequences

      The federal income tax discussion set forth below is intended for general information only. Foreign, state and local income tax consequences are not discussed, and may vary from locality to locality. The following discussion also does not address the potential impact that Code Section 409A could have on the taxation of awards under the 2001 Plan. Code Section 409A was enacted pursuant to the American Jobs Creation Act of 2004, which was signed into law on October 22, 2004. It is not yet known how the new law, which governs the taxation of nonqualified deferred compensation arrangements, will impact equity-based awards such as those that have been awarded under the 2001 Plan.

      Stock Options. A discussion of the federal income tax consequences with respect to nonqualified stock options and incentive stock options can be found in Proposal No. 2.

      Purchase Rights. A participant will not realize taxable income on the receipt of restricted stock pursuant to a purchase right until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the participant makes a Code Section 83(b) election to be taxed on the date of receipt. If no repurchase rights are retained, or if a Code Section 83(b) election is made, the participant will recognize ordinary income on the date of receipt in an amount equal to the difference between the price paid for the stock and the fair market value of such stock on the date of receipt. If repurchase rights are retained by the Company and no Code Section 83(b) election is made, the participant will recognize ordinary income on each date that the Company’s repurchase rights lapse as to any shares of stock (i.e., on each date that any shares of stock vest) in an amount equal to the difference between the purchase price paid for such shares, if any, and the fair market value of such shares on the date that they vest. Subject to Code Section 162(m), the Company generally will be entitled to a deduction to the extent and in the year that the participant recognizes ordinary income, provided certain reporting requirements are met. A participant’s basis in the stock for purposes of determining gain or loss on any subsequent disposition of the stock generally will be the purchase price paid for the stock plus any ordinary income recognized on receipt or vesting of the stock, as the case may be.

      Deferred Shares. Upon payout of common stock associated with deferred share awards, the participant will recognize ordinary income equal to the fair market value of the property received and the Company generally will be entitled to a deduction, subject to Code Section 162(m), equal to the amount of ordinary income recognized by the participant, provided certain reporting requirements are met.

Awards under the 2001 Plan

      If the 2004 Plan is approved by the Company’s stockholders, no future awards will be granted under the 2001 Plan. Following is a summary of the outstanding options under the 2001 Plan:

Option Grants under the 2001 Plan

Number of Securities
Name and Position/Group	Underlying Options Granted

William P. Foley
Chairman and Chief Executive Officer	23,375
Raymond R. Quirk
President	8,250
Alan L. Stinson
Executive Vice President and Chief Financial Officer	0
Ernest D. Smith
Executive Vice President Co-Chief Operating Officer	0
Brent B. Bickett
Executive Vice President, Corporate Finance	8,250
All Executive Officers as a Group	39,875
All Current Directors Who Are Not Executive Officers as a Group	146,250
Nominees for Election as Directors	65,000
All Employees, Including All Current Officers Who Are Not Executive Officers as a Group	955,882
Each Associate of Directors, Executive Officers or Nominees	0
Each Other Person Who Received or is to Receive Five Percent of Such Options	0

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF
THE FIDELITY NATIONAL FINANCIAL, INC.
AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN.

VI. PROPOSAL NO. 4

APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF

THE FIDELITY NATIONAL FINANCIAL, INC.
AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN

      The Board adopted the Fidelity National Financial, Inc. 1998 Stock Incentive Plan (the “1998 Plan”) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants, and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The 1998 Plan was amended and restated effective July 24, 2001 and approved by the Company’s stockholders at the 2001 Annual Meeting of Stockholders.

Description of the Proposed Amendments

      A second amendment and restatement of the 1998 Plan, effective November 12, 2004, has been approved by the Board and the committee, subject to approval by the Company’s stockholders at the 2004 Annual Meeting of Stockholders. The second amendment and restatement of 1998 Plan:

•	clarifies and broadens the 1998 Plan’s anti-dilution provision to give effect to the intended purpose of the provision;

•	gives the committee greater discretion in determining if and what equitable adjustments will be made under the anti-dilution provision;

•	gives the committee the authority to grant options and other awards that do not automatically accelerate upon a change in control;

•	clarifies that a modification of outstanding awards to reduce the exercise price or purchase price below 100% of fair market value on the date of grant made pursuant to the plan’s anti-dilution provision does not violate the plan’s prohibition on reduction of exercise or purchase prices;

•	eliminates a provision that provides for the automatic increase in the number of shares available for issuance under the 1998 Plan on the date of each annual meeting of the Company’s stockholders, provided the Company’s stockholder’s approve the 2004 Plan; and

•	provides that no awards made be granted under the 1998 Plan if the Company’s stockholder’s approve the 2004 Plan.

      Further descriptions of the changes made by this amendment are contained in the following summary.

Description of the 1998 Plan as Amended

      The following description of the principal features of the 1998 Plan, as amended, is qualified in its entirety by reference to the text of the 1998 Plan, a copy of which is attached hereto as Appendix C.

      Duration of the Amended 1998 Plan. Unless sooner terminated by the Board, the 1998 Plan will terminate on July 24, 2011; provided, however, that awards then outstanding shall continue in effect in accordance with their terms. If, however, the Company’s stockholders approve the 2004 Plan, no future awards will be granted under the 1998 Plan.

      Administration. The Board has delegated responsibility for administering the 1998 Plan to its compensation committee. The committee has full power and authority to (i) interpret the 1998 Plan, (ii) select the recipients of awards, (iii) determine and authorize the type, terms and conditions of, including vesting provisions and the number of shares subject to, grants under the 1998 Plan, (iv) adopt, amend and rescind rules relating to the 1998 Plan, (v) determine the terms, conditions and restrictions contained in, and the form of, agreements evidencing awards granted under the 1998 Plan, (vi) accelerate the vesting of any option or release or waive any repurchase rights of the Company with respect to restricted stock, (vii) extend the exercise date of any option or acceptance date of any purchase rights, (viii) provide for rights of first refusal and/or repurchase rights, and (ix) amend outstanding award agreements to provide for, among other things, any change or modification that the committee could have provided for at the time of grant or in furtherance of the above-described powers.

      Amendment; Termination. The Board may alter, amend, suspend or terminate the 1998 Plan at any time. However, no amendment may be made without approval of the Company’s stockholders to the extent approval is required by applicable law or agreement or if the amendment would (i) materially increase benefits accruing to participants, (ii) increase the number of shares of common stock available for issuance under the 1998 Plan, (iii) materially modify the 1998 Plan’s eligibility requirements, (iv) permit the grant of an award at an exercise price or purchase price below 100% of fair market value on the date of grant, or (v) allow for the modification of outstanding awards to reduce the exercise price or purchase price of such awards below 100% of the fair market value on the date of grant.

      Eligibility. The 1998 Plan provides that employees, directors, consultants, customers, and suppliers of the Company and its subsidiaries and affiliates who are selected from time to time by the committee may be granted awards under the 1998 Plan, provided that only employees may receive incentive stock options. However, if the 2004 Plan is approved by the Company’s stockholders, no future awards will be granted under the 1998 Plan.

      Shares Subject to the 1998 Plan. The 1998 Plan provided that the maximum number of shares that could be delivered under the 1998 Plan was 9,985,828, plus an additional 366,025 shares on the date of each annual meeting of the stockholders of the Company. In no event, however, could the aggregate number of shares subject to incentive stock options exceed 9,985,828. The maximum number of shares with respect to which a participant may be granted options or rights to purchase under the 1998 Plan in any one calendar year is 2,995,748. The second amendment and restatement of the 1998 Plan eliminates the automatic increase in the maximum number of shares for annual meetings held after October 31, 2004 if the Company’s stockholder’s approve the 2004 Plan. The closing price of the Company’s common stock was $37.50 on November 1, 2004.

      As of November 1, 2004, there were approximately 6,333,139 shares subject to outstanding awards granted under the 1998 Plan. If the 2004 Plan is approved by the Company’s stockholders, no future awards will be granted under the 1998 Plan and shares subject to outstanding awards that are deemed not delivered under the 1998 Plan because (i) the award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery of shares, (ii) shares are held back, tendered or returned to cover the exercise price or tax withholding obligations with respect to an award, or (iii) shares have been issued in connection with a restricted stock award that is canceled or forfeited prior to vesting or settled in cash, causing the shares to be returned to the Company, will be available for grants under the 2004 Plan.

      The 1998 Plan provided that adjustments to the number and kind of shares available for issuance under the 1998 Plan, the number and kind of shares subject to outstanding awards, and the exercise price or other price of outstanding awards could only be made if the outstanding shares were increased or decreased, or changed into or exchanged for a different number or kind of shares, by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in our capital structure. Additionally, the 1998 Plan provided that no option or other award could be modified to the extent the modification would reduce the exercise price or purchase price of the awards below 100% of fair market value on the date of grant. The Company believes that the 1998 Plan’s anti-dilution provision should be clarified and broadened to give effect to the intended purpose of the provision and that the 1998 Plan’s prohibition on reductions in exercise price or purchase price should not apply to equitable adjustments made under this provision. Accordingly, the 1998 Plan was amended, subject to approval by the Company’s stockholders, to (i) provide that in the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the committee will make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the 1998 Plan and the number and kind of shares and the price per share subject to outstanding awards; and (ii) clarify that the plan’s provision prohibiting the reduction of the approval requirement applicable to modifications of awards to reduce the exercise price or other price below 100% of fair market value on the date of grant does not apply with respect to equitable adjustments made in connection with a merger, reorganization, recapitalization, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, share exchange, combination of shares, reclassification, or any change in the capital structure of the Company. Additionally, as part of the amendment to the provision described in (i) above, the committee was given the discretion to distribute cash awards in lieu of making equitable adjustments if an extraordinary cash dividend is made to the Company’s stockholders.

      Awards. Following is a general description of the types of awards that may be granted under the 1998 Plan. Terms and conditions of awards will be determined on a grant-by-grant basis by the committee, subject to limitations contained in the 1998 Plan.

      Stock options. A participant granted a stock option will be entitled to purchase a specified number of shares of the Company’s common stock during a specified term at a fixed price. Except for stock options that are adjusted by the committee in connection with certain transactions or changes in corporate structure, as described above, the per share purchase price of shares subject to stock options granted under the 1998 Plan may not be less than 100% of the fair market value of the Company’s common stock on the date the stock option is granted (110% of fair market value in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company or an affiliate). No stock option granted under the 1998 Plan may have a term of more than 10 years (5 years in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company or an affiliate).

      Purchase Rights. A participant granted a purchase right will be entitled to purchase shares of the Company’s common stock during a specified term at a fixed price. The purchase price for shares purchased pursuant to a purchase right shall be fixed by the committee at the time of grant and specified in the award agreement; provided, however, that the minimum purchase price for shares purchased pursuant to a purchase right shall be 100% of the fair market value of the Company’s common stock on the date the purchase right is granted.

      Transferability. Except as otherwise provided by the committee, stock options and purchase rights granted under the 1998 Plan may not be transferred other than by will or by the laws of descent and distribution. Shares purchased pursuant to purchase rights generally shall be restricted for a period of time, during which such shares may be repurchased by the Company, and therefore these shares may not be sold, assigned, pledged or transferred until such time as the Company no longer has the right to reacquire any such shares.

      Change in Control. The 1998 Plan provides that upon the occurrence of a change in control, the time period relating to the exercise or realization of all outstanding stock options and purchase rights shall automatically accelerate immediately prior to the consummation of such change in control. The amendment to the 1998 Plan that stockholders are being asked to approve at the 2004 Annual Meeting of Stockholders would allow the committee to provide that the change in control acceleration provisions do not apply to certain grants.

      For purposes of the 1998 Plan, the definition of “change in control” is generally the same as the definition in the 2004 Plan described in Proposal No. 2, except that there is no specific exception for spin-offs. Nevertheless, the spin-off of one or more subsidiaries or business units of the Company should not be deemed a change in control under the 1998 Plan unless it results in a disposition of substantially all of the Company’s assets.

      Additionally, the committee is required to give written notice of a proposed change in control to all participants not less than fifteen days prior to the anticipated effective date of the change in control. The committee in its discretion may (i) provide for the purchase or exchange of stock options and purchase rights for an equivalent amount of cash, (ii) adjust the terms of stock options and purchase rights in a manner determined by the committee to reflect the change in control, (iii) cause the stock options or purchase rights to be assumed, or new awards substituted therefor, with appropriate adjustments made as to the number and kind of shares and prices, or (iv) make such other provisions as the committee considers equitable under the circumstances. If the committee fails to take any of the foregoing actions, all stock options and purchase rights will terminate upon consummation of the change in control unless the Company’s common stock remains listed on a national stock exchange or the NASDAQ.

      Termination of Employment or Service. The extent to which a participant may exercise stock options or vest in purchase rights upon termination of employment or service, as the case may be, is set forth in the applicable award agreement. Such provisions may reflect distinctions based on the reason for termination of employment or service, as the case may be, and need not be uniform among awards.

      Tax Withholding. The 1998 Plan grants the Company the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local tax withholding requirements with respect to any options exercised or restricted stock issued under the 1998 Plan. To the extent permissible under applicable tax, securities, and other laws, the committee may, in its sole discretion, permit a participant to satisfy an obligation to pay any such tax, in whole or in part, by (i) directing the Company to apply shares to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to the Company shares owned by the participant.

Federal Income Tax Consequences

      The federal income tax discussion set forth below is intended for general information only. Foreign, state and local income tax consequences are not discussed, and may vary from locality to locality. The following discussion also does not address the potential impact that Code Section 409A could have on the taxation of awards under the 1998 Plan. Code Section 409A was enacted pursuant to the American Jobs Creation Act of 2004, which was signed into law on October 22, 2004. It is not yet known how the new law, which governs the taxation of nonqualified deferred compensation arrangements, will impact equity-based awards such as those that have been awarded under the 1998 Plan.

      Stock Options and Purchase Rights. A discussion of the federal income tax consequences with respect to stock options and purchase rights can be found in Proposal Nos. 2 and 3, respectively.

Awards under the 1998 Plan

      If the 2004 Plan is approved by the Company’s stockholders, no future awards will be granted under the 1998 Plan. Following is a summary of the outstanding options under the 1998 Plan:

Option Grants under the 1998 Plan

Number of
Securities Underlying
Name and Position/Group	Options Granted

William P. Foley
Chairman and Chief Executive Officer	1,694,454
Raymond R. Quirk
President	157,927
Alan L. Stinson
Executive Vice President and Chief Financial Officer	271,832
Ernest D. Smith
Executive Vice President Co-Chief Operating Officer	22,916
Brent B. Bickett
Executive Vice President, Corporate Finance	205,283
All Executive Officers as a Group	2,611,547
All Current Directors Who Are Not Executive Officers as a Group	398,448
Nominees for Election as Directors	296,837
All Employees, Including All Current Officers Who Are Not Executive Officers as a Group	3,361,964
Each Associate of Directors, Executive Officers or Nominees	0
Each Other Person Who Received or is to Receive Five Percent of Such Options	0

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF
THE FIDELITY NATIONAL FINANCIAL, INC.
AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN.

VII. PROPOSAL NO. 5

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF

THE FIDELITY NATIONAL FINANCIAL, INC. 1987 STOCK OPTION PLAN

      The Board adopted the Fidelity National Financial, Inc. 1987 Stock Option Plan (the “1987 Plan”) to enhance the Company’s ability to attract and retain the best available directors and employees for positions of substantial responsibility to provide additional incentive to such persons and to promote the success of the business of the Company. The 1987 Plan was approved by the Company’s stockholders at the 1986 Annual Meeting of Stockholders.

Description of the Proposed Amendments

      An amendment and restatement of the 1987 Plan, effective November 12, 2004, has been approved by the Board, subject to approval by the Company’s stockholders at the 2004 Annual Meeting of Stockholders. The amendment and restatement of the 1987 Plan:

•	clarifies and broadens the 1987 Plan’s anti-dilution provisions to give effect to the intended purpose of the provisions; and

•	gives the Board (or a designated committee) greater discretion in determining if and what equitable adjustments will be made under the anti-dilution provisions.

      Further descriptions of the changes made by this amendment are contained in the following summary.

Description of the 1987 Plan as Amended

      The following description of the principal features of the 1987 Plan, as amended, is qualified in its entirety by reference to the text of the 1987 Plan, a copy of which is attached hereto as Appendix D.

      December 31, 1996 was the last date that incentive stock options could be granted under the 1987 Plan and December 31, 1997 was the last date that nonqualified stock options could be granted under the 1987 Plan. As of November 1, 2004, there were approximately 212,695 shares subject to outstanding options granted under the 1987 Plan.

      Administration. The 1987 Plan generally is administered by the Board or a committee of the Board. With respect to employees who are neither officers nor directors of the Company, all questions of interpretation or application of the 1987 Plan are determined by the Board (or the committee) and its decisions are final and binding on such employees unless otherwise determined by the Board. With respect to options granted to officers and directors of the Company, the terms and conditions of the 1987 Plan control and, except as specifically provided in the 1987 Plan, those terms and conditions may not be changed without stockholder approval.

      Amendment; Termination. No future options may be granted under the 1987 Plan. However, the 1987 Plan remains in effect with respect to previously granted options that currently are outstanding. With respect to outstanding options granted to officers and directors, the 1987 Plan may not be amended, except in connection with certain corporate events (as described below), without prior stockholder approval. With respect to outstanding options granted to employees who are not officers or directors of the Company or any of its subsidiaries, the 1987 Plan may not be amended, except in connection with certain corporate events (as described below), without (x) prior stockholder approval to the extent the amendment would increase the number of shares covered by the 1987 Plan, change the class of persons eligible to receive options under the 1987 Plan, reduce the exercise price of options granted under the 1987 Plan, or extend the latest date upon which options may be exercised, and (y) participant consent to the extent the amendment adversely affects any outstanding options.

      Eligibility. The 1987 Plan originally permitted employees and directors of the Company and its subsidiaries who were selected from time to time by the Board (or the committee) to be granted options; however, no employees or directors are currently eligible to receive awards under the 1987 Plan.

      Shares Subject to the 1987 Plan. The 1987 Plan provides that the maximum number of shares that may be delivered under the 1987 Plan is 700,000; provided, however, that with respect to options granted to officers and directors of the Company, not more than one-half of the aggregate number of shares available for grants shall be available for the granting of options. The closing price of the Company’s common stock was $37.50 on November 1, 2004.

      As of November 1, 2004, there were approximately 212,695 shares subject to outstanding options granted under the 1987 Plan. If the 2004 Plan is approved by the Company’s stockholders, shares subject to outstanding options that are deemed not delivered under the 1987 Plan because (i) the options expire or are canceled, forfeited, or otherwise terminated without delivery of shares or (ii) shares are held back, tendered or returned to cover the exercise price or tax withholding obligations with respect to options will be available for grants under the 2004 Plan.

      The 1987 Plan provided that adjustments to the number and kind of shares available for issuance under the 1987 Plan, the number and kind of shares subject to outstanding options, and the exercise price of outstanding options could only be made if the outstanding shares were increased or decreased, or changed into or exchanged for a different number or kind of shares, by reason of a reorganization, recapitalization, stock split, reverse stock split, stock dividend or similar event. The Company believes that the 1987 Plan’s adjustment provisions should be clarified and broadened to give effect to the intended purpose of the provisions. Accordingly, the 1987 Plan was amended, subject to approval by the Company’s stockholders, to (i) provide that in the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the Board (or designated committee) will make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the 1987 Plan and the number and kind of shares and the price per share subject to outstanding options; and (ii) give the Board (or designated committee) the discretion to distribute cash awards in lieu of making equitable adjustments if an extraordinary cash dividend is made to the Company’s stockholders.

      Awards. The 1987 Plan provides for grants of “incentive stock options,” as defined in Code Section 422, and nonqualified stock options. The term and provisions for termination of options are fixed by the committee at the time of grant and specified in the award agreement. However, the term of incentive stock options may not exceed 10 years from the date of grant (5 years in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company or an affiliate) and the term of nonqualified stock options may not exceed 11 years from the date of grant. The exercise price for each share granted pursuant to an option may not be less than 100% of the fair market value of a share at the time such option is granted (110% of fair market value in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company or an affiliate). The 1987 Plan contains no change in control provision.

      Transferability. Except as otherwise provided by the Board (or the committee), options granted under the 1987 Plan may not be transferred other than by will or by the laws of descent and distribution.

      Termination of Employment or Service. Unless a shorter time period is provided for in an option agreement, options granted under the 1987 Plan shall terminate upon the earlier to occur of (i) expiration of the option term, (ii) three months following termination of the optionee’s employment or service, as the case may be, with the Company and its subsidiaries for any reason other than death, disability or for cause, (iii) the date of termination if such termination is for cause, or (iv) one year after the date of termination if such termination is the result of the optionee’s death or disability. Options granted under the 1987 Plan are not affected by transfers of employment between the Company and one of its subsidiaries, or between two such subsidiaries.

Federal Income Tax Consequences

      A discussion of the federal income tax consequences with respect to nonqualified stock options and incentive stock options can be found in Proposal No. 2.

Awards under the 1987 Plan

      No future options will be granted under the 1987 Plan. Following is a summary of the outstanding options under the 1987 Plan:

Option Grants under the 1987 Plan

Number of Securities
Name and Position/Group	Underlying Options Granted

William P. Foley	235,672
Chairman and Chief Executive Officer
Raymond R. Quirk	0
President
Alan L. Stinson	0
Executive Vice President and Chief Financial Officer
Ernest D. Smith	0
Executive Vice President Co-Chief Operating Officer
Brent B. Bickett	0
Executive Vice President, Corporate Finance
All Executive Officers as a Group	235,672
All Current Directors Who Are Not Executive Officers as a Group	0
Nominees for Election as Directors	50,328
All Employees, Including All Current Officers Who Are Not Executive Officers as a Group	49,496
Each Associate of Directors, Executive Officers or Nominees	0
Each Other Person Who Received or is to Receive Five Percent of Such Options	0

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
THE FIDELITY NATIONAL FINANCIAL, INC. 1987 STOCK OPTION PLAN.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information regarding securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2003:

	(a)	(b)	(c)
	Number of Common Shares	Weighted-average	Number of Common Shares Remaining Available
	to Be Issued Upon Exercise	Exercise Price of	for Future Issuance Under Equity Compensation
	of Outstanding Options,	Outstanding Options,	Plans (Excluding Securities Reflected in
Plan category	Warrants and Rights	Warrants and Rights	Column (a))

Equity compensation plans approved by shareholders	12,129,138	$13.46	4,737,500 (1)
Equity compensation plans not approved by shareholders(2)	1,629,290	$8.20	—

Total	13,758,428 (3)	$12.84	4,737,500

(1)	In addition to being available for future issuance upon exercise of options, 1,502,838 shares under the 2001 Plan may instead be issued in connection with purchase rights and deferred share awards or other equity based awards, 2,248,463 shares under the 1998 Plan may be instead be issued in connection with purchase rights or other equity based awards, and 17,424 shares under the 1987 Plan may instead be issued in connection with or other equity-based awards. As described in Proposal Nos. 3 and 4, the 2001 Plan and the 1998 Plan each provide for an automatic increase in the number of shares available for grant upon the date of the Company’s annual meeting. This provision will be eliminated as to each such plan if the 2004 Plan is approved by the Company’s stockholders and the amendments to such plans described in such proposals are approved by the Company’s stockholders. If the 2004 Plan is approved by the Company’s stockholders, no further awards will be made under the Company’s stock incentive plans other than the 2004 Plan.

(2)	The equity compensation plans not approved by security holders represent options granted outside of the Company’s stock option plans pursuant to various agreements approved by the Board of Directors of the Company. The options were granted with an exercise price equal to the market value of the underlying stock as of the date of grant, and have terms of 10 to 12 years.

(3)	The 13,758,428 shares of FNF common stock available for issuance upon the exercise of outstanding options, warrants and rights includes 709,450 shares of restricted stock.

VIII. PROPOSAL NO. 6

RATIFICATION OF INDEPENDENT AUDITORS

General Information About KPMG LLP

      The Audit Committee has appointed KPMG LLP to audit the consolidated financial statements of the Company for the 2004 fiscal year. KPMG LLP or its predecessors have continuously acted as independent auditors for the Company in respect of its fiscal years commencing with the fiscal year ended December 31, 1988. A representative of KPMG LLP is expected to be present at the annual meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. For more information concerning KPMG LLP’s 2003 engagement by the Company, see the sections of this proxy statement entitled “Report of the Audit Committee” and “Principal Accounting Fees and Services”.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”

THE RATIFICATION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS
FOR THE 2004 FISCAL YEAR

IX. SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Certain Beneficial Owners

      As of November 1, 2004, based upon filings with the Securities and Exchange Commission, there is no person known to the Company to be the beneficial owner of more than 5% of the Company’s common stock other than as set forth below and in the “Security Ownership of Management” table below.

	Number of Shares
Name	Beneficially Owned		Percent of Class Owned

ALLTEL Corporation	11,206,692	(1)	6.43%
4001 Rodney Parham
Little Rock, AK 72212
Barclays Global Investors N.A.	13,859,701	(2)	7.95%
45 Fremont Street
San Francisco, CA 94105

(1)	In a Schedule 13G filed with the Securities and Exchange Commission on April 8, 2003, ALLTEL Corporation reported that it was the beneficial owner of 11,206,692 shares of FNF common stock, and had sole voting and investment power with respect thereto. The percentage of outstanding shares is based upon the number of outstanding shares of FNF common stock as of November 1, 2004.

(2)	In an amended Schedule 13G filed with the Securities and Exchange Commission on May 11, 2004, Barclays Global Investors, N.A. (“BGI”) reported that it was the beneficial owner of 13,859,701 shares of FNF common stock, and that it had sole investment power with respect to all of those shares and sole voting power with respect to 11,937,016 of those shares. In that Schedule 13G, certain affiliates of BGI also reported that they were individually the beneficial owners of an aggregate of 3,247,265 shares, representing an additional 1.86% of the outstanding FNF common stock. Such affiliates individually reported that they had sole investment power with respect to an aggregate of all of such 3,247,265 shares and sole voting power with respect to an aggregate of 3,237,428 of such shares. All shares owned by BGI and such affiliates were reported to be held in trust accounts for the economic benefit of the beneficiaries of those trusts. In the amended Schedule 13G, BGI and its other affiliates did not affirm the existence of a group (as defined in Rule 13d-5 under the Securities Exchange Act of 1934) with respect to themselves. The percentages of outstanding shares shown in the table above and in this footnote are based upon the number of outstanding shares of FNF common stock as of November 1, 2004.

Security Ownership of Management

      The following table sets forth the beneficial ownership as of November 1, 2004, of the common stock of the Company by each director, by the director nominees, all executive officers named in the Summary Compensation Table, and all directors and executive officers as a group. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given.

	Number of		Number of		Percent of
Name	Shares Owned(1)		Options(2)	Total	Total

William P. Foley, II	5,462,974	(3)	3,353,040	8,816,014	4.96%
Frank P. Willey	1,507,556		27,483	1,535,039	*
John F. Farrell, Jr.	10,075		42,567	52,642	*
Terry N. Christensen	6,050		4,584	10,634	*
Philip G. Heasley	15,985		15,171	31,156	*
William A. Imparato	9,696		86,259	95,955	*
Donald M. Koll	5,500		136,587	142,087	*
Daniel D. (Ron) Lane	139,472		36,346	175,818	*
General William Lyon	20,725		99,984	120,709	*
Willie D. Davis	5,500		57,824	63,324	*
Cary H. Thompson	9,147		34,953	44,100	*
Raymond R. Quirk	144,031		390,097	534,128	*
Alan L. Stinson	63,513		324,873	388,386	*
Brent B. Bickett	68,711		298,458	367,169	*
Ernest D. Smith	82,754	(4)	14,503	97,257	*
All directors and officers (15 persons)	7,551,689		4,922,729	12,474,418	6.96%

*	Represents less than 1% of the Company’s common stock.

(1)	Includes unvested restricted shares in the following amounts: Mr. Foley — 220,000; Mr. Willey — 17,600; Messrs. Farrell, Christensen, Heasley, Imparato, Koll, Lane, Lyon, Davis and Thompson — 4,400; Messrs. Quirk, Stinson and Bickett — 30,800; and Mr. Smith — 22,000.

(2)	Represents shares subject to stock options that are exercisable on November 1, 2004 or become exercisable within 60 days of November 1, 2004.

(3)	Included in this amount are 2,249,535 shares held by Folco Development Corporation, of which Mr. Foley and his spouse are the sole stockholders, and 579,119 shares held by Foley Family Charitable Foundation.

(4)	Included in this amount are 842 shares held by Mr. Smith’s spouse.

      Except as indicated above, all directors and executive officers have sole voting and investment power for the shares of FNF held by them.

X. EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

Information About Our Executive Officers

      The executive officers of the Company as of the date of this Proxy Statement are set forth in the table below. Certain biographical information with respect to those executive officers who do not also serve as directors follows the table. Mr. Foley’s biographical information is on page 4 of this Proxy Statement.

			Employed
Name	Position with the Company	Age	Since

William P. Foley, II	Chairman of the Board and Chief Executive Officer	59	1984
Raymond R. Quirk	President	57	1985
Ernest D. Smith	Executive Vice President of the Company and
	President of Fidelity Information Services, Inc.	53	1987
Alan L. Stinson	Executive Vice President and Chief Financial Officer	58	1998
Brent B. Bickett	Executive Vice President, Corporate Finance	40	1999

      Raymond R. Quirk. Mr. Quirk became the President of the Company in January 2003. Prior to his position as President, he was the Co-Chief Operating Officer with direct and agency operation responsibilities for Northern California, Oregon, Washington, Hawaii, Texas and the Southeast portion of the United States. Mr. Quirk has held various other positions with the Company since 1985.

      Ernest D. Smith. Mr. Smith has been an Executive Vice President of the Company since 1995 and currently is also serving as the President of Fidelity Information Services, Inc. (“FIS”), a position he has occupied since the Company’s acquisition of FIS in April 2003. Prior to being named the President of FIS, Mr. Smith served as the Co-Chief Operating Officer of the Company from January 2002 to April 2003. He joined Fidelity National Title Insurance Company in 1987 as President of its San Francisco Division.

      Alan L. Stinson. Mr. Stinson joined the Company in October 1998 as Executive Vice President, Financial Operations and assumed the role of Executive Vice President and Chief Financial Officer of the Company in early 1999. Prior to his employment with the Company, Mr. Stinson was Executive Vice President and Chief Financial Officer of Alamo Title Holding Company. From 1968 to 1994, Mr. Stinson was employed by Deloitte & Touche, LLP, where he was a partner from 1980 to 1994.

      Brent B. Bickett. Mr. Bickett is an Executive Vice President, Corporate Finance, of the Company and he has served in that position since 2002. He joined the Company in 1999 as a Senior Vice President, Corporate Finance. From August 1990 until January 1999, Mr. Bickett was a member of the Investment Banking Division of Bear, Stearns & Co., Inc., where he served as a Managing Director of the firm’s real estate, gaming, lodging and leisure group from 1997 until 1999.

Executive Compensation

      The following Summary Compensation Table shows compensation paid by the Company and its subsidiaries to the named executive officers of the Company for all services in all capacities during the years indicated.

Summary Compensation Table

					Long-Term
		Annual Compensation			Compensation Awards

					Restricted	Securities
				Other Annual	Stock	Underlying	All Other
	Fiscal	Salary	Bonus	Compensation	Awards	Options	Compensation
Name and Title	Year	($)(1)	($)(2)	($)(3)	($)(4)	(#)(5)	($)(6)

William P. Foley, II	2003	950,016	3,600,000	2,338,507	8,257,500	8,250	169,250
Chairman, Chief	2002	950,016	2,850,000	104,071	—	303,875	146,643
Executive Officer	2001	950,016	2,850,000	98,023	—	532,400	83,982
Raymond R. Quirk	2003	594,529	1,557,123	320,358	1,156,050	8,250	23,644
President	2002	418,764	837,500	6,000	—	101,063	23,019
	2001	400,008	800,000	6,000	—	119,127	20,054
Ernest D. Smith	2003	572,599	1,547,917	237,508	825,750	8,250	38,502
President, FIS and	2002	418,764	837,500	6,000	—	87,313	37,616
Executive Vice President	2001	400,008	800,000	6,000	—	86,915	35,797
Alan L. Stinson	2003	425,000	1,122,947	314,358	1,156,050	—	9,070
Executive Vice President,	2002	366,674	733,333	—	—	87,313	8,519
Chief Financial Officer	2001	350,016	700,000	—	—	83,372	7,396
Brent B. Bickett	2003	375,000	969,234	335,485	1,156,050	8,250	29,047
Executive Vice President,	2002	316,667	633,333	—	—	87,313	23,320
Corporate Finance	2001	287,500	450,000	—	—	50,279	16,350

(1)	Amounts shown for the indicated fiscal year include amounts deferred at the election of the named executive officer pursuant to the Company’s 401(k) plan.

(2)	Bonuses were awarded during the year following the year to which the bonuses relate, based on an evaluation by the Compensation Committee of the Board of Directors. Amounts shown for the 2002 and 2001 fiscal year include cash bonus amounts earned in the indicated fiscal year and deferred at the election of the named executive officer and utilized to reduce the exercise price of stock options granted to such officer during the subsequent fiscal year pursuant to the 1991 Stock Option Plan and 2001 Stock Incentive Plan. Bonus amounts applied to reduce the exercise price of stock option grants awarded and included in this column for 2002 and 2001, the most recent years for which the options were granted, are as follows: (i) Mr. Foley: $75,000 — 2002 bonus and $75,000 — 2001 bonus; (ii) Mr. Quirk: $75,000 — 2002 bonus and $75,000 — 2001 bonus; (iii) Mr. Smith: $75,000 — 2002 bonus and $75,000 — 2001 bonus; (iv) Mr. Stinson: no bonus deferred in 2002 or 2001; and (v) Mr. Bickett: $75,000 — 2002 bonus and $75,000 — 2001 bonus. In addition, during 2003, 2002 and 2001 bonus amounts were deferred at the election of the named executive officer and applied to the Company’s Executive Compensation Program in the following amounts: (i) Mr. Foley: $0 — 2003, $500,000 — 2002, and $555,000 — 2001; (ii) Mr. Quirk: no bonus deferred in 2003, 2002 or 2001; (iii) Mr. Smith: $0 — 2003, $146,500 — 2002, and $140,200 — 2001; (iv) Mr. Stinson: $170,000 — 2003, $146,667 — 2002, and $124,400 — 2001; and (v) Mr. Bickett: no bonus deferred in 2003, $138,833 — 2002, and $93,125 — 2001.

(3)	Amounts shown for Mr. Foley included the cost of a (i) a Company provided automobile of $9,750 in 2003 and $9,000 in 2002 and 2001; (ii) tax and financial planning advice provided by third parties to Mr. Foley and Folco Development Corporation — $58,078 in 2003, $57,542 in 2002, and $61,539 in 2001; and (iii) personal use of Company assets by Mr. Foley and Folco Development Corporation — $25,268 in 2003, $37,529 in 2002, and $27,484 in 2001. Amounts shown for Mr. Quirk included the cost of a Company provided automobile of $6,000 in 2003, 2002 and 2001. Amounts shown for Mr. Smith included the cost of (i) a Company provided automobile of $6,000 in 2003, 2002 and 2001, and (ii) relocation expenses of $6,967 in 2003. Amounts shown for Mr. Bickett include relocation expenses of

$21,127 in 2003. Amounts for 2003 also include amounts reimbursed during the fiscal year for the payment of taxes in connection with the restricted stock grant: Mr. Foley — $2,245,411; Mr. Quirk — $314,358; Mr. Smith — $224,541; Mr. Stinson — $314,358 and Mr. Bickett — $314,358.

(4)	Pursuant to the 2001 Stock Incentive Plan, the Company granted rights to Messrs. Foley, Quirk, Smith, Stinson and Bickett to purchase shares of restricted common stock on November 18, 2003. The restricted shares granted vest over a four year period, of which one-fifth vested immediately on the date of grant. Dividends are paid by the Company on the restricted stock granted. The following are the number and aggregate value (as of December 31, 2003) of restricted stock held: (i) Mr. Foley: 275,000 shares; $9,694,988; (ii) Mr. Quirk: 38,500 shares; $1,357,298; (iii) Mr. Smith: 27,500 shares; $969,499; (iv) Mr. Stinson: 38,500 shares; $1,357,298; and (v) Mr. Bickett: 38,500 shares; $1,357,298.

(5)	The number of securities underlying options has been adjusted to reflect all dividends and stock splits.

(6)	Amounts shown for fiscal 2003 consist of the following: (i) Mr. Foley: Company contribution to 401(k) Plan — $6,000, Company paid life insurance premiums — $91,999 and Company contribution to Employee Stock Purchase Program — $71,251; (ii) Mr. Quirk: no Company contribution to 401(k) Plan, Company paid life insurance premiums — $3,070 and Company contribution to Employee Stock Purchase Program — $20,574; (iii) Mr. Smith: Company contribution to 401(k) Plan — $6,000, Company paid life insurance premiums — $1,642 and Company contribution to Employee Stock Purchase Program — $30,860; (iv) Mr. Stinson: Company contribution to 401(k) Plan — $6,000, Company paid life insurance premiums — $3,070 and no Company contribution to Employee Stock Purchase Program; and (v) Mr. Bickett: Company contribution to 401(k) Plan — $6,000, no Company paid life insurance premiums and Company contribution to Employee Stock Purchase Program — $23,047.

FNF Option Grants

      The following table provides information as to options of common stock granted to the named executive officers during 2003 pursuant to the Company’s Amended and Restated 2001 Stock Incentive Plan.

Option Grants in Last Fiscal Year

	Individual Grants
						Potential Realizable Value
	Number of					at Assumed Annual Rates of
	Securities	Percentage of				Stock Price Appreciation
	Underlying	Total Options				for Option Term(3)
	Options	Granted to	Exercise or
	Granted	Employees in	Base Price		Expiration	5%	10%
Name	(#)(1)	Fiscal Year	($/share)		Date	($)	($)

William P. Foley, II	8,250	1.3%	$15.36	(2)	03/24/13	$201,861	$396,490
Raymond R. Quirk	8,250	1.3%	$15.36	(2)	03/24/13	$201,861	$396,490
Ernest D. Smith	8,250	1.3%	$15.36	(2)	03/24/13	$201,861	$396,490
Alan L. Stinson	—	—	—		—	—	—
Brent B. Bickett	8,250	1.3%	$15.36	(2)	03/24/13	$201,861	$396,490

(1)	The options were granted on March 24, 2003 and were fully vested as of the effective date of grant.

(2)	The options granted under the 2001 Stock Incentive Plan were granted to key employees of the Company at an exercise price of $24.45, the fair market value of the Company’s Common Stock on the date of grant. The executive officer applied his deferred bonus amount to reduce the exercise price to $15.36 per share. (See note (2) of Summary Compensation Table).

(3)	These are assumed rates of appreciation, and are not intended to forecast future appreciation of the Company’s Common Stock.

FNF Option Exercises and Fiscal Year-End Values

      The following table summarizes information regarding exercises of FNF stock options by the named executive officers during 2003 and unexercised options held by them as of December 31, 2003.

Aggregated FNF Stock Option Exercises

In Last Fiscal Year and Fiscal Year-End Option Values

Number of
			Securities Underlying	Value of Unexercised
	Shares		Unexercised Options	In-the-Money Options
	Acquired on	Value	at December 31, 2003(1)	at December 31, 2003(1)
	Exercise	Realized	(#)	($)
Name	(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable

William P. Foley, II	169,622	$6,709,160	3,591,350/ 188,121	$90,234,410/$2,878,146
Raymond R. Quirk	69,373	$872,613	334,900/ 75,606	$6,887,739/$1,270,692
Ernest D. Smith	54,034	$714,511	36,794/ 69,482	$722,443/$1,220,109
Alan L. Stinson	—	$—	279,609/ 58,243	$5,854,209/$945,852
Brent Bickett	—	$—	258,740/ 52,697	$5,687,248/$828,177

(1)	Options at December 31, 2003 include Fidelity National Information Solutions, Inc. (“FNIS”) and American National Financial, Inc. (“ANFI”) options which were converted into FNF options as a result of the acquisition of the minority interest of FNIS on September 30, 2003 and the majority interest of ANFI on March 26, 2003.

FNIS Option Exercises and Fiscal Year-End Option Values

      The following table summarizes information regarding exercises of stock options of FNIS by the named executive officers during 2003 and unexercised options held by them as of December 31, 2003.

Aggregated FNIS Option Exercises

In Last Fiscal Year and Fiscal Year-End Option Values

			Number of
			Securities Underlying	Value of Unexercised
	Shares		Unexercised Options	In-the-Money Options at
	Acquired on	Value	at December 31, 2003(1)	December 31, 2003(1)
	Exercise	Realized	(#)	($)
Name	(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable

William P. Foley, II	913,000	$16,505,679	n/a	n/a
Raymond R. Quirk	19,581	326,511	n/a	n/a
Ernest D. Smith	28,710	430,361	n/a	n/a
Alan L. Stinson	16,434	300,599	n/a	n/a
Brent B. Bickett	41,081	740,996	n/a	n/a

(1)	In connection with FNF’s acquisition of the minority interest of FNIS on September 30, 2003, all FNIS options outstanding were converted into FNF options.

ANFI Option Exercises and Fiscal Year-End Option Values

      The following table summarizes information regarding exercises of American National Financial, Inc. (“ANFI”) stock options by the named executive officers during 2003 and unexercised ANFI options held by them as of December 31, 2003.

Aggregated ANFI Option Exercises

In Last Fiscal Year and Fiscal Year-End Option Values

Number of
			Securities Underlying	Value of Unexercised
			Unexercised Options	In-the-Money Options
	Shares		at December 31, 2003(1)	at December 31, 2003(1)
	Acquired on	Value	(#)	($)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable

William P. Foley, II	106,817	$2,121,735	n/a	n/a
Raymond R. Quirk	—	—	n/a	n/a
Ernest D. Smith	—	—	n/a	n/a
Alan L. Stinson	—	—	n/a	n/a
Brent B. Bickett	—	—	n/a	n/a

(1)	In connection with FNF’s acquisition of the majority interest of ANFI on March 26, 2003, all ANFI options outstanding were converted into FNF options.

      In accordance with the rules of the Securities and Exchange Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, the fair market value is deemed to be $35.25, the closing price of the common stock of FNF reported by the New York Stock Exchange on December 31, 2003.

Retirement Benefits

      We maintain an employee stock purchase plan and a 401(k) profit sharing plan covering substantially all of our employees. These plans do not discriminate in favor of directors or executive officers in the nature or level of benefits provided to participants. Additionally, in connection with our merger with Chicago Title, we assumed Chicago Title’s noncontributory defined benefit pension plan (the “Pension Plan”). The Pension Plan covered certain Chicago Title employees and the benefits thereunder were based on years of service and the employee’s average monthly compensation in the highest 60 consecutive calendar months during the 120 months ending at retirement or termination. Effective as of December 31, 2001, the Pension Plan was frozen and there will be no future credit given for years of service or changes in salary. None of the named executive officers were ever participants in the Pension Plan.

      Employee Stock Purchase Plan. In 1987, the stockholders approved the adoption of an Employee Stock Purchase Plan (the “ESPP”). Under the terms of the ESPP and subsequent amendments, eligible employees may voluntarily purchase, at current market prices, shares of the Company’s common stock through payroll deductions. Pursuant to the ESPP, employees may contribute an amount between 3% and 15% of their base salary and certain commissions. The Company contributes varying amounts as specified in the ESPP.

      401(k) Profit Savings Plan. The Company offers a 401(k) Profit Sharing Plan (the “401(k) Plan”), which is a qualified voluntary contribution savings plan, to substantially all of its employees. Eligible employees may contribute up to 15% of their pretax annual compensation, subject to annual limitations imposed by the Internal Revenue Service. The Company matches 50% of each dollar of employee contribution up to 6% of the employee’s total compensation.

Employment Agreements

      William P. Foley, II. The Company entered into a five-year employment agreement with its Chairman and Chief Executive Officer, Mr. Foley, effective March 22, 2001, replacing an existing agreement. Pursuant to his new agreement, his minimum annual base salary is $950,000. The agreement provides for additional incentive compensation in respect of each fiscal year ending during the term thereof in the form of an annual cash bonus as determined in accordance with the Annual Incentive Plan. Pursuant to the Annual Incentive Plan, the Compensation Committee has approved a formula that awards Mr. Foley for meeting specified performance levels, based on the Company’s return on equity and other specified operational goals. The agreement includes other compensation and executive fringe benefits. There is a change in control provision enabling Mr. Foley to terminate this agreement due to a change in control during the period commencing 60 days and expiring 365 days after such change in control. In the event of termination of the agreement for good reason (defined in the agreement as a change in control) or if Mr. Foley’s employment is terminated following a change of control, under certain circumstances he will receive (i) his salary through the date of termination, (ii) severance pay in an amount equal to his annual salary in effect as of the date of termination plus the total bonus paid or payable to him for the most recent calendar year multiplied by the greater of the number of years remaining in the term of employment, including partial years, or three years, (iii) immediate vesting of all options not vested at the date of termination, and (iv) maintenance of all benefit plans and programs for Mr. Foley for the greater of three years or the number of years (including partial years) remaining in the agreement. The agreement allows the Company to terminate Mr. Foley upon written notice without cause on terms specified in the agreement. Upon Mr. Foley’s death, his estate will receive a payment in the amount of the minimum annual base salary for the remainder of the agreement. Upon incapacity or disability for a continuous period of nine months, the Company may terminate the employment contract with Mr. Foley upon payment of an amount equal to his minimum annual base salary, without offset for the remainder of the agreement.

      Raymond R. Quirk. The Company entered into a three-year employment agreement with Raymond R. Quirk, effective March 20, 2003. Pursuant to this agreement, Mr. Quirk’s minimum base salary is $600,000. His salary may be increased at the discretion of the Compensation Committee of the Board of Directors. Mr. Quirk’s annual bonus will be payable pursuant to the Annual Incentive Plan. The cash bonus payable to Mr. Quirk under the Annual Incentive Plan awards him for meeting specified performance levels based on the Company’s return on equity and specified operational goals. There is a change in control provision enabling Mr. Quirk to terminate this agreement due to a change in control during the period commencing 60 days and expiring 365 days after such change in control. In the event of termination of the agreement for good reason (defined in the agreement as a change in control) or if Mr. Quirk’s employment is terminated following a change in control under certain circumstances, he will receive (i) his minimum annual base salary through the date of termination, (ii) severance pay in an amount equal to his annual salary in effect as of the date of termination or the highest bonus paid or payable to him during the term of the agreement multiplied by the greater of the number of years (including partial years) remaining in the agreement or the number two, and (iii) maintenance of all benefit plans and programs for Mr. Quirk for the greater number of two years or the number of years (including partial years) remaining in the agreement.

      Ernest D. Smith. The Company entered into a three-year employment agreement with Ernest D. Smith effective March 20, 2003. Pursuant to the agreement, Mr. Smith’s minimum base salary for fiscal 2003 is $600,000. His base salary may be increased at the discretion of the Compensation Committee of the Board of Directors. Mr. Smith’s annual bonus will be payable pursuant to the Annual Incentive Plan. The cash bonus payable to Mr. Smith under the Annual Incentive Plan awards him for meeting specified performance levels based on the Company’s return on equity and specified operational goals. There is a change in control provision enabling Mr. Smith to terminate this agreement due to a change in control during the period commencing 60 days and expiring 365 days after such change in control. In the event of termination of the agreement for good reason (defined in the agreement as a change in control) or if Mr. Smith’s employment is terminated following a change in control under certain circumstances, he will receive (i) his minimum annual base salary through the date of termination, (ii) severance pay in an amount equal to the greater of his annual salary in effect as of the date of termination or the highest bonus paid or payable to him during the term of the agreement multiplied by the greater of the number of years (including partial years) remaining in the agreement or the number two, and (iii) maintenance of all benefit plans and programs for Mr. Smith for the greater number of two years or the number of years (including partial years) remaining in the agreement.

      Alan L. Stinson. The Company entered into a three-year employment agreement with Alan L. Stinson effective March 22, 2001, which was subsequently amended to extend the term of the agreement until 2006. Pursuant to the agreement, Mr. Stinson’s minimum base salary for fiscal 2003 is $350,000. His base salary may be increased at the discretion of the Compensation Committee of the Board of Directors. Mr. Stinson’s annual bonus will be payable pursuant to the Annual Incentive Plan. The cash bonus payable to Mr. Stinson under the Annual Incentive Plan awards him for meeting specified performance levels based on the Company’s return on equity and specified operational goals. There is a change in control provision enabling Mr. Stinson to terminate this agreement due to a change in control during the period commencing 60 days and expiring 365 days after such change in control. In the event of termination of the agreement for good reason (defined in the agreement as a change in control) or if Mr. Stinson’s employment is terminated following a change in control under certain circumstances, he will receive (i) his minimum annual base salary through the date of termination, (ii) severance pay in an amount equal to the greater of his annual salary in effect as of the date of termination or the highest bonus paid or payable to him during the term of the agreement multiplied by the greater of the number of years (including partial years) remaining in the agreement or the number two, and (iii) maintenance of all benefit plans and programs for Mr. Stinson for the greater number of two years or the number of years (including partial years) remaining in the agreement.

      Brent B. Bickett. The Company entered into a three-year employment agreement with Brent B. Bickett effective November 11, 2004. Pursuant to the agreement, Mr. Bickett’s minimum base salary for fiscal 2004 is $450,000. His base salary may be increased at the discretion of the Compensation Committee of the Board of Directors. Mr. Bickett’s annual bonus will be payable pursuant to the Annual Incentive Plan. The cash bonus payable to Mr. Bickett under the Annual Incentive Plan awards him for meeting specified performance levels based on the Company’s return on equity and specified operational goals. There is a change in control provision enabling Mr. Bickett to terminate this agreement due to a change in control during the period commencing 60 days and expiring 365 days after such change in control. In the event of termination of the agreement for good reason (defined in the agreement as a change in control) or if Mr. Bickett’s employment is terminated following a change in control under certain circumstances, he will receive (i) his minimum annual base salary through the date of termination, (ii) severance pay in an amount equal to the greater of his annual salary in effect as of the date of termination or the highest bonus paid or payable to him during the term of the agreement multiplied by the greater of the number of years (including partial years) remaining in the agreement or the number two, and (iii) maintenance of all benefit plans and programs for Mr. Bickett for the greater number of two years or the number of years (including partial years) remaining in the agreement.

Report of the Compensation Committee

      This report summarizes the philosophical principles, specific program objectives, and other factors considered by the Compensation Committee in reaching its determinations regarding the executive compensation of executive officers in 2003, including the basis for compensation of the Chief Executive Officer.

      Purpose. The Compensation Committee’s primary function is to assist the Board of Directors in discharging its responsibilities related to the compensation of FNF’s executive officers and other executives as designated by the Board. The Committee seeks to ensure that FNF’s compensation policies and practices are consistent with FNF’s values and support the successful recruitment, development, and retention of executive talent in order to achieve FNF’s business objectives and optimize long-term financial returns. The Committee’s actions and decisions are presented to the full Board for its consideration.

      The Compensation Committee is composed entirely of independent directors, as defined under current New York Stock Exchange listing standards and FNF’s Corporate Governance Guidelines. The Committee engages its own independent consultant to (a) advise it regarding “best practices” in executive compensation, (b) annually review market data to assess FNF’s competitive position and the reasonableness of base salary, annual incentives and long-term incentives, and (c) advise it with respect to specific executive compensation decisions. The Committee reviews perquisites as well as employment, severance, or similar arrangements for Company executives and also monitors compliance with FNF’s Stock Ownership Guidelines. After each regular meeting, the Committee holds an executive session of only Committee members.

      The Compensation Committee’s Charter provides greater detail of the Committee’s responsibilities and procedures. A copy of the Compensation Committee’s Charter is posted on FNF’s web site at www.fnf.com. Stockholders may also obtain a copy by writing to the Corporate Secretary at the address set forth on the first page of this Proxy Statement.

      Compensation Philosophy. An essential part of FNF’s executive compensation program is the linkage of compensation to Company performance. Our approach is based on the belief that the interests of executives should be closely aligned with those of FNF’s stockholders. A significant portion of each executive’s total compensation is linked to accomplishing specific, measurable results intended to create value for stockholders in both the short- and long-term. Compensation plans are developed to motivate executives to improve the overall performance and profitability of FNF, and the specific region/unit to which they are assigned. Executives generally will be rewarded only when and if the business goals previously established by management and the Committee have been achieved. Each executive’s individual performance and contribution will be reflected through differentiated salary adjustments and the amount of incentive awards paid, if any. Long-term incentive awards are paid in stock options and restricted stock to further reinforce the link between executives’ and stockholders’ interests. Total compensation must be competitive to attract the best talent to FNF, motivate employees to perform at their highest levels, reward outstanding achievement, and retain those individuals with the leadership abilities and skills necessary for building long-term stockholder value. A significant portion of an executive’s total compensation is variable, at material risk, and tied to both the annual and long-term financial performance of FNF, such as profit, growth, returns, and stockholder value. Stock ownership is emphasized, so that executives manage from an owner’s perspective. The Committee believes that deep executive stock ownership effectively aligns the interests of employees with those of stockholders and strongly motivates executives to build stockholder value.

      Stock Ownership Guidelines. The Committee and the Board feel strongly that the best way to reinforce the link between executives and stockholders is to require that executives own a significant amount of common stock. As a result, the Committee has established formal stock ownership guidelines for all corporate officers, including the named executive officers, and members of the Board. A copy of the Company’s stock ownership guidelines is posted on the Company’s website at www.fnf.com. As evidence of their commitment to these guidelines, each named executive officer currently holds more than his respective guideline amount. The guidelines, including those applicable to non-employee directors, are as follows:

Position	Minimum Aggregate Value Equivalent

Chairman and CEO	5 times base salary
Other Officers	2 times base salary
Members of the Board	2 times annual retainer

      Compensation Deductibility Policy. Section 162(m) of the Internal Revenue Code limits FNF from deducting compensation paid in any year to a named executive officer in excess of $1 million, but does not subject performance-based compensation to this limit. The Committee continues to emphasize performance-based compensation for executives and thus minimize the effect of Section 162(m). However, the Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executive talent necessary for FNF’s success. Consequently, in any year the Committee may authorize nonperformance-based compensation that is not fully deductible under Section 162(m).

      Components of Executive Compensation. The compensation program for executives consists of the following components: base salary, annual performance bonus plan, stock options, and restricted stock. The Committee determines the amount of compensation under each component based on the appropriate ratio between performance-based compensation and other forms of compensation, the level of responsibility and individual contribution of the executive officer, and competitive practice in the marketplace for similar executives from companies of similar size and complexity as FNF.

      Base salary. When establishing base salaries for executives, consideration is given to compensation paid for similar positions at companies included in compensation surveys. In addition, other factors such as individual performance, potential for future advancement, specific job responsibilities, and length of time in their current position will influence the final determination for individual executives.

      Annual performance bonus. Annual performance incentive awards for executive officers are provided in order to promote the achievement of FNF’s short-term business objectives in executing its business strategy. For 2003, the Committee established a fixed percentage of base salary as an executive’s target annual incentive opportunity, which ranged from 75% to 100%. For each executive, actual payout may range from zero to three times the target incentive opportunity, depending on achievement of goals, with payments increasing as performance improves.

      At the beginning of each year, the Committee establishes performance targets and also sets a minimum performance level that must be achieved before any awards can be paid, giving consideration to the Company’s prior year’s performance and objectives as well as to its expectations for FNF in the upcoming year. Additionally, individual performance goals may be established for each executive. Annual incentive awards for 2003 were based on meeting weighted objectives for return on equity, revenue growth, and other key strategic objectives. As in previous years, management recommended that the Committee establish very aggressive performance targets for 2003. At the end of 2003, we reviewed the Company’s overall operating performance and determined that financial results for the performance goals were above target performance requirements. FNF performed outstandingly in 2003, and recorded record results in every major category. In addition, the management team has successfully integrated major acquisitions that have added significantly to the Company’s leading edge position. As a result, in the aggregate the corporate final incentive award payouts were near the upper end of the incentive range.

      Stock options and restricted stock. The objectives of the stock incentive plans are to help FNF attract and retain outstanding employees and to promote the growth and success of FNF’s business by aligning the financial interests of these employees with the other stockholders of FNF. The plans authorize the Committee to grant stock options, restricted stock, stock appreciation rights, and other stock awards to employees of FNF. Historically, the Committee made annual grants of stock options under the plans to the executive officers. These options had an exercise price equal to the market price of FNF’s common stock on the grant date, and generally expire ten years after the grant date. Stock options encourage executives to become owners of FNF, which further aligns their interests with those of the stockholders. These options only have value to the executives if the price of the FNF’s stock appreciates after the options are granted.

      For 2003, stock and restricted stock grants were made instead of stock option grants. We authorized a deferred bonus that could be exchanged, at the election of the executive, for stock and restricted stock. All executives elected to take stock and restricted stock rather than the cash bonus. One fifth of the shares granted to the named executive officers were vested immediately and the remaining shares of restricted stock vest in equal annual installments over a four-year period beginning on the first anniversary of the effective date of the grant. The full value of the award of restricted stock, based on the closing market price on the effective date of the grant has been included in the Restricted Stock Awards column of the Summary Compensation Table. The Committee believes that the vesting period encourages the executives to remain employed by FNF until the shares have vested. The Committee also believes that this stock and restricted stock grant, in combination with prior stock option grants for our senior executives, provides a balanced approach with regard to equity compensation and maintains a reasonable level of equity dilution for our stockholders.

      FNF elected beginning in 2003 to treat stock options and restricted stock as an expense under Financial Accounting Standard 123. The Committee and Board believe that this treatment reflects greater accuracy and transparency of the cost of these incentives and promotes better corporate governance.

      We have also authorized benefit programs for executive officers, which are intended to be comparable in scope to benefits provided by public companies of the size and character of FNF.

      Chief Executive Officer Compensation. The Chief Executive Officer participates in the same programs and receives compensation based on the same factors as the other executive officers. However, Mr. Foley’s overall compensation reflects his greater degree of policy and decision-making authority and higher level of responsibility with respect to the strategic direction and financial and operational results of FNF.

      In determining Mr. Foley’s compensation, the Committee and the Board focused on competitive levels of compensation for CEOs managing companies of similar size and complexity and the importance of retaining a chief executive officer with the strategic, financial, and leadership skills to ensure the continued growth and success of the Company. Mr. Foley’s base salary and annual incentive target opportunity are close to the marketplace average for companies of similar size and complexity (based on compensation surveys). His equity based compensation is close to the marketplace 75th percentile, allowing him to earn above average compensation if supported by FNF’s performance. During 2003, Mr. Foley continued to demonstrate strong leadership and vision for the Company, to implement key strategic initiatives that strengthen FNF and increase stockholder value, and to enhance its competitiveness. 2003 was a record breaking year for FNF, particularly with respect to revenue growth, cash generation, and stockholder value.

      For 2003, Mr. Foley’s base salary remained at the same level as prior years. His 2003 annual incentive was higher than his 2002 level, reflecting the outstanding achievements of the company and Mr. Foley personally. He was granted 250,000 shares of stock and restricted stock, 50,000 of which vested immediately and 200,000 of which vest over a four year period. The Compensation Committee also took into account the provisions of Mr. Foley’s employment agreement, which are described in detail in the previous section of this Proxy Statement. The grant reflects the Committee’s view of the value of his contribution to and leadership of FNF, the Committee’s and the Board’s desire to retain Mr. Foley and foster his desire to exceed our expectations, and competitive marketplace practices.

      Respectfully submitted by the members as of December 31, 2003 of the Compensation Committee of the Board of Directors:

THE COMPENSATION COMMITTEE

Cary H. Thompson, Chairman
Daniel D. (Ron) Lane
Terry N. Christensen

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee is currently composed of Cary H. Thompson, Daniel D. (Ron) Lane, William A. Imparato and Willie D. Davis. During fiscal 2003, no member of the Compensation Committee was a former or current officer or employee of the Company or any of its subsidiaries. In addition, during that year, no executive officer of the Company served (i) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Compensation Committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the Board of Directors.

      Mr. Thompson is a Senior Managing Director with Bear Stearns & Co. Inc. During 2003, Bear Stearns provided investment advisory and brokerage services to the Company, for which Bear Stearns received fees in the amount of approximately $1.7 million. In the opinion of management, the terms of these transactions were fair to the Company and substantially the same as could have been obtained in transactions with unaffiliated parties.

      Terry N. Christensen was a member of the Compensation Committee until April 2004. Mr. Christensen is the managing partner of the law firm Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP. During 2003, Christensen Miller represented the Company and its subsidiaries in various lawsuits. The total fees received by Christensen Miller during 2003 were approximately $1.7 million. In the opinion of management, the terms of these transactions were fair to the Company and substantially the same as could have been obtained in transactions with unaffiliated parties.

Performance Graph

      Set forth below is a graph comparing cumulative total stockholder return on the Company’s common stock against the cumulative total return on the S & P 500 Index and against the cumulative total return of a peer group index consisting of certain companies for the industry in which the Company competes (SIC code 6361 — Title Insurance) for the five-year period ending December 31, 2003. This peer group consists of the following companies: First American Corporation, LandAmerica Financial Group, Inc. and Stewart Information Services Corp. The peer group comparison has been weighted based on the Company’s stock market capitalization. The graph assumes an initial investment of $100.00 on December 31, 1998, with dividends reinvested over the periods indicated.

PERFORMANCE GRAPH

Comparison of 5 Year Cumulative Total Returns

Among Fidelity National Financial, Inc., the S&P 500 Index
and a Peer Group

	1998	1999	2000	2001	2002	2003

Fidelity National Financial Inc.	100	48.17	125.84	94.39	139.46	210.72
S&P 500 Index	100	121.04	110.02	96.95	75.52	97.18
Peer Group	100	38.52	93.89	59.67	71.30	104.91

ASSUMES $100 INVESTED ON DECEMBER 31, 1998

ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2003

XI. CORPORATE GOVERNANCE AND RELATED MATTERS

Corporate Governance Guidelines

      Our Board of Directors adopted a set of Corporate Governance Guidelines in April 2004 to provide, along with the charters of the Board committees, a framework for the functioning of the Board and its committees and to establish a common set of expectations as to how the Board should perform its functions. The Corporate Governance Guidelines address the composition of the Board, the selection of directors, the functioning of the Board, the committees of the Board, the evaluation and compensation of directors and the expectations of directors, including ethics and conflicts of interest. These guidelines specifically provide that a majority of the members of the Board must be outside directors who the Board has determined have no material relationship with the Company and who otherwise meet the independence criteria established by the New York Stock Exchange (the “NYSE”). The Board intends to review these guidelines and other aspects of the Company’s governance at least annually. A copy of the Company’s Corporate Governance Guidelines is available for review on the Company’s website at www.fnf.com. Stockholders may also obtain a copy by writing to the Corporate Secretary at the address set forth on the first page of this Proxy Statement.

Code of Ethics and Business Conduct

      Our Board of Directors has adopted a Code of Ethics for Senior Financial Officers, which is applicable to our chief executive officer, our chief financial officer and our chief accounting officer, and a Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company. The purpose of these codes is to (i) promote honest and ethical conduct, including the ethical handling of conflicts of interest; (ii) promote full, fair, accurate, timely and understandable disclosure; (iii) promote compliance with applicable laws and governmental rules and regulations; (iv) ensure the protection of the Company’s legitimate business interests, including corporate opportunities, assets and confidential information; and (v) deter wrongdoing. Our codes of ethics and business conduct were adopted to reinvigorate and renew our commitment to the Company’s longstanding standards for ethical business practices. Our reputation for integrity is one of our most important assets and each of our employees and directors is expected to contribute to the care and preservation of that asset. Under our codes of ethics, an amendment to or a waiver or modification of any ethics policy applicable to our directors or executive officers must be disclosed to the extent required under SEC and/or NYSE rules.

      Copies of our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers are available for review on our website at www.fnf.com. Stockholders may also obtain a copy of any of these codes by writing to the Corporate Secretary at the address set forth on the first page of this Proxy Statement.

The Board and Its Committees

      Nine of the eleven members of our Board of Directors (i.e., all current members other than Mr. Foley and Mr. Willey) are non-employees and independent in accordance with our Corporate Governance Guidelines and the rules of the NYSE. Our Board met eight times in 2003. Each member of the Board of Directors attended at least 87.5% of the meetings of the Board in 2003, except for Mr. Koll, who attended 50% of the meetings and who was not a member of any Board committee in 2003. Non-management directors also met periodically in executive sessions without management. In accordance with our Corporate Governance Guidelines, a member of the Governance and Nominating Committee is designated by the other non-management directors to preside as the lead director during these sessions. In the past, we have not as a general matter required our Board members to attend our annual meeting of stockholders, although three of our directors did attend our 2003 annual meeting. Under our Corporate Governance Guidelines, which were adopted in April of 2004, directors are now encouraged to attend our annual meeting of stockholders.

      The Board has four standing committees, namely an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Executive Committee. The charter of each of the Audit, Compensation and Corporate Governance and Nominating Committees is available on our website at www.fnf.com. Stockholders may also obtain a copy of any of these charters by writing to the Corporate Secretary at the address set forth on the first page of this Proxy Statement.

Corporate Governance and Nominating Committee

      In October of 2003, the Board established a Governance Committee. The initial directors appointed to serve on the Governance Committee were Terry N. Christensen, Cary H. Thompson and Daniel D. (Ron) Lane, and Mr. Christensen served as Chairman. In January 2004, the Governance Committee began the process of developing corporate governance guidelines and other corporate governance policies and procedures. The Governance Committee also began reviewing the independence of the members of the Board. To assist in this undertaking, the Governance Committee retained independent counsel. On several occasions during February and March, members of the Governance Committee met with outside counsel to review drafts of proposed corporate governance guidelines and policies and to continue an analysis of the independence of the Company’s directors. This analysis included an extensive review of all transactions between each director or any member of his immediate family and the Company. During this process, the chairman of the Governance Committee recommended that the committee consider combining the Governance Committee with the Nominating Committee.

      Accordingly, at its meeting on April 26, 2004, the Governance Committee formally approved the following actions and resolved to recommend to the Company’s Board of Directors approval of such actions at its next meeting:

•	combining the Governance and Nominating Committees;

•	adopting a new committee charter, entitled the Corporate Governance and Nominating Committee Charter;

•	adopting the Corporate Governance Guidelines, the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics; and

•	determining that all of the members of the Board of Directors other than William P. Foley, II, the Company’s Chairman and Chief Executive Officer, and Frank P. Willey, the Company’s Vice Chairman were independent under the criteria established by the NYSE and the Corporate Governance Guidelines.

      At its meeting on April 27, 2004, the Board formally approved all actions taken by the Governance Committee and determined, based on the recommendations of the Governance Committee, that all of the non-employee members of the Board were independent under the criteria established by the NYSE and our Corporate Governance Guidelines. In order to facilitate the combination of the Governance Committee and the Nominating Committing, Mr. Thompson resigned as a member of the committee and Donald M. Koll and Willie D. Davis were appointed as members of the committee. Daniel D. (Ron) Lane was designated the Chairman of the Corporate Governance and Nominating Committee. After its formation in October of 2003, the Governance Committee met formally twice prior to the meeting of the Board on April 27, 2004. Prior to its combination with the Nominating Committee in April of 2004, various members of the Governance Committee conducted several informal meetings with outside counsel as previously described. During 2003, the Nominating Committee met once.

      The primary functions of the Corporate Governance and Nominating Committee, as identified in its charter, are:

•	identifying individuals qualified to become members of the Board and making recommendations to the Board regarding nominees for election;

•	developing and recommending to the Board a set of corporate governance principles applicable to the Company and reviewing such principles at least annually;

•	developing and recommending to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director;

•	adopting, revising and overseeing the Board’s criteria for selecting new directors;

•	establishing procedures for the Corporate Governance and Nominating Committee to exercise oversight of the evaluation of the Board and management;

•	evaluating, at least annually, the performance of the Corporate Governance and Nominating Committee;

•	considering nominees recommended by stockholders; and

•	assisting management in the preparation of the disclosure in the Company’s annual proxy statement regarding the operations of the Corporate Governance and Nominating Committee.

      In fulfilling its duty to recommend nominees for election as directors, the committee considers, among other things, the following criteria:

•	personal qualities and characteristics, accomplishments and reputation in the business community;

•	current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	ability and willingness to commit adequate time to Board and committee matters;

•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•	diversity of viewpoints, background, experience and other demographics.

      Mr. Davis joined our Board of Directors in December 2003. Mr. Davis was identified as a candidate for director by recommendation from our Chairman. His credentials were then reviewed by the Nominating Committee and, after discussion, he was nominated to be appointed to our Board to fill a vacancy. No third-party search firms were engaged to identify director candidates.

      The Corporate Governance and Nominating Committee would consider qualified candidates for directors suggested by our stockholders. To date, no such suggestions have been received. Stockholders can suggest qualified candidates for director to the Corporate Governance and Nominating Committee by writing to our Corporate Secretary at 601 Riverside Avenue, Jacksonville, Florida 32204. The submission should provide a brief description of the qualifications of the candidate. Submissions that meet the criteria outlined above and in the Corporate Governance Guidelines will be forwarded to the Chairman of the Corporate Governance and Nominating Committee for further review and consideration.

Audit Committee

      The members of the Audit Committee in 2003 were J. Thomas Talbot (who was Chairman until his resignation from the Board in September of 2003), John F. Farrell, Jr. and William A. Imparato. In September of 2003, Mr. Talbot resigned from the Board and Mr. Farrell was appointed as Chairman of the Audit Committee. Additionally, Philip G. Heasley was appointed to the Audit Committee to fill the vacancy created by Mr. Talbot’s resignation. As of November 1, 2004, the committee members are John F. Farrell, Jr. (Chairman), William A. Imparato and Philip G. Heasley. The Board has determined that each of the Audit Committee members is financially literate and independent as required by the rules of the SEC and the NYSE, and that each of Messrs. Farrell and Heasley is an audit committee financial expert, as defined by the rules of the SEC. The Audit Committee met ten times in 2003 and each of the members attended all of the meetings except Mr. Heasley, who missed one meeting. The primary functions of the Audit Committee include:

•	appointing, compensating and overseeing the Company’s independent auditor;

•	overseeing the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements;

•	discussing the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation”;

•	establishing procedures for receiving, processing and retaining complaints (including anonymous complaints) received by the Company concerning accounting controls or auditing issues;

•	engaging independent advisers, such as legal counsel and accounting advisers, as needed, to assist the Audit Committee in meeting its obligations;

•	approving any significant non-audit relationship with the Company’s independent auditors;

•	approving audit and non-audit services provided by the Company’s independent auditor;

•	discussing earnings press releases and financial information provided to analysts and rating agencies;

•	discussing policies with respect to risk assessment and risk management;

•	meeting, separately and periodically, with management, internal auditors and independent auditors;

•	evaluating, at least annually, the performance of the audit committee; and

•	producing an annual report for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

      The Audit Committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Please refer to the section of this proxy statement entitled “Report of the Audit Committee” for more information on the responsibilities of the Audit Committee.

Compensation Committee

      The members of the Compensation Committee in 2003 were Cary H. Thompson (Chairman), J. Thomas Talbot and Daniel D. (Ron) Lane. Mr. Talbot resigned from the Board in September 2003 and he was replaced by Terry N. Christensen. At its meeting in April 2004, the Board restructured the membership of its various committees, and named Cary H. Thompson (Chairman), Daniel D. (Ron) Lane, William A. Imparato and Willie D. Davis to serve as members of the Compensation Committee, and each of them has remained on the committee through November 1, 2004. Each of Messrs. Thompson, Lane, Imparato and Davis was deemed to be independent by the Board, as required by the NYSE. The Compensation Committee met five times in 2003, and each of the members of the committee attended each meeting. The functions of the Compensation Committee include the following:

•	discharging the Board’s responsibilities relating to compensation of the Company’s executives.

•	reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation level based on this evaluation.

•	making recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

•	evaluating, at least annually, the performance of the Compensation Committee.

•	producing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

      For more information regarding the responsibilities of the Compensation Committee, please refer to the section of this proxy statement entitled “Report of the Compensation Committee.”

Executive Committee

      The members of the Executive Committee in 2003 were William P. Foley, II, Cary H. Thompson, Philip G. Heasley and J. Thomas Talbot. Mr. Talbot resigned from the Board in September 2003 and was replaced on the Executive Committee by Terry N. Christensen. As of November 1, 2004, the members of the Executive Committee were Messrs. Foley, Thompson, Heasley and Christensen. The Executive Committee may invoke all of the power and authority of the Board in the management of the Company to the extent delegated by the Board and not otherwise prohibited by law.

Contacting the Board of Directors

      Any stockholder who desires to contact any member of the Board of Directors or the non-management members of the Board of Directors as a group may do so by writing to: Board of Directors, c/o Corporate Secretary, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL 32204. Communications received are distributed by the Corporate Secretary to the appropriate member or members of the Board.

Directors Compensation

      Directors who also are officers of the Company do not receive any compensation for acting as directors, except for reimbursement of reasonable expenses, if any, incurred in attending Board meetings. Directors who are not also employees of the Company receive:

•	An annual retainer of $30,000;

•	A per meeting fee of $2,500 for each Board meeting attended;

•	An annual retainer of $5,000 for service on any Board committee (except Audit) or a $7,500 annual retainer if chair of any committee (except Audit);

•	An annual retainer of $7,500 for service on the Audit committee or a $15,000 annual retainer if chair of the Audit committee;

•	A per meeting fee of $1,500 for each committee meeting attended (except Audit which has a per meeting fee of $3,000);

•	Expenses of attending Board and committee meetings; and

•	In addition, in 2003 each non-employee director acquired 5,500 shares of restricted stock, of which 1,100 shares vested immediately and the remaining shares will vest in equal annual installments over a four year period.

Report of the Audit Committee

      The Audit Committee of the Board of Directors submits the following report on the performance of certain of its responsibilities for the year 2003:

      The Audit Committee of the Board of Directors of Fidelity National Financial, Inc. is comprised of the three directors named below. Each member of the Committee has been determined by the Board to be independent as defined by the recently revised New York Stock Exchange independence standards. In addition, our Board of Directors has designated John F. Farrell, Jr. and Philip G. Heasley each as audit committee financial experts as defined by SEC rules. This year, we revised our written charter, which was then approved by our Board of Directors. The revised charter is enclosed with this proxy statement as Appendix E (the “Audit Committee Charter”).

      SEC rules require that, before a company’s independent auditor is engaged to provide any audit or permissible non-audit services, the engagement must be pre-approved by the audit committee or entered into pursuant to pre-approval policies and procedures established by the audit committee. The Company’s Audit Committee has not established a pre-approval policy at this time. Rather, the Audit Committee as a whole reviews and pre-approves all audit and permissible non-audit services to be provided by KPMG LLP.

      We have reviewed and discussed with management the audited financial statements of the Company as of and for the year ended December 31, 2003.

      We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as may be amended or supplemented.

      We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be amended or supplemented, and have discussed with them their independence. In addition, we have considered whether KPMG LLP’s provision of non-audit services to the Company is compatible with their independence.

      Based on the reviews and discussions referred to above, we recommended to our Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended 2003 and that KPMG LLP be appointed independent auditors for the Company for 2004.

      The foregoing report is provided by the following independent directors, who constitute the Committee:

AUDIT COMMITTEE

John F. Farrell, Jr., Chairman
Philip G. Heasley
William A. Imparato

Principal Accounting Fees and Services

      In accordance with the requirements of the Sarbanes-Oxley Act of 2002, all audit and audit-related work and all non-audit work performed by the Company’s independent auditor, KPMG LLP, is approved in advance by the Audit Committee, including the proposed fees for such work.

      The Company incurred the following fees for audit and other services performed by KPMG LLP with respect to fiscal years 2003 and 2002:

	2003	2002

	(Amount in
	thousands)
Audit fees(1)	$2,424	$2,794
Audit related fees(2)	468	110
Tax fees(3)	96	146
All other fees(4)	436	440

	$3,424	$3,490

(1)	Audit fees consisted principally of fees for the audits, including statutory audits of subsidiaries, and quarterly reviews, including billings for out of pocket expenses, and fees related to the review of registration statements for various transactions.

(2)	Audit related fees in 2002 consisted principally of fees for audits of employee benefit plans, and in 2003 consisted principally of fees for audits of employee benefit plans and fees for Sarbanes-Oxley 404 documentation assistance services.

(3)	Tax fees, other than those included in “Audit fees” and “Audit related fees”, consisted principally of fees for tax compliance, tax planning and tax advice.

(4)	All other services consisted principally of information technology risk assessment services.

Certain Relationships and Related Transactions

      Mr. Thompson is a Senior Managing Director with Bear Stearns & Co. Inc. During 2003, Bear Stearns provided investment advisory and brokerage services to the Company, for which Bear Stearns received fees in the amount of approximately $1.7 million. In the opinion of management, the terms of these transactions were fair to the Company and substantially the same as could have been obtained in transactions with unaffiliated parties.

      Mr. Christensen is the managing partner of the law firm Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP. During 2003, Christensen Miller represented the Company and its subsidiaries in various lawsuits. The total fees received by Christensen Miller during 2003 were approximately $1.7 million. In the opinion of management, the terms of these transactions were fair to the Company and substantially the same as could have been obtained in transactions with unaffiliated parties.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16 of the Exchange Act of 1934, as amended, requires the Company’s executive officers and directors to file reports of their ownership, and changes in ownership, of such securities with the SEC. Executive officers and directors are required by the SEC’s regulations to furnish the Company with copies of all forms they file pursuant to Section 16 and the Company is required to report in this Proxy Statement any failure of its directors and executive officers to file by the relevant due date any of these reports during fiscal year 2003. Based solely upon a review of the copies of the reports received by it, the Company believes that all such filing requirements were satisfied.

Shareholder Proposals for the 2005 Annual Meeting

      Any proposal that a stockholder wishes to be considered for inclusion in the Proxy and Proxy Statement relating to the Annual Meeting of Stockholders to be held in 2005 must be received by the Company no later than December 30, 2004. Any other proposal that a stockholder wishes to bring before the 2005 Annual Meeting of Stockholders without inclusion of such proposal in the Company’s proxy materials must also be received by the Company no later than December 30, 2004. All proposals must comply with the applicable requirements or conditions established by the Securities and Exchange Commission and Article II, Section 7 and Article III, Section 2(c) of the Company’s bylaws, which requires among other things, certain information to be provided in connection with the submission of stockholder proposals. All proposals must be directed to the Secretary of the Company at 601 Riverside Avenue, Jacksonville, Florida 32204. The persons designated as proxies by the Company in connection with the 2005 Annual Meeting of Stockholders will have discretionary voting authority with respect to any stockholder proposal for which the Company does not receive timely notice.

OTHER MATTERS

      The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares in accordance with their best judgment.

AVAILABLE INFORMATION

      The Company files Annual Reports on Form 10-K with the Securities and Exchange Commission. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to reimbursing the Company for its expenses in supplying any exhibit.

By Order of the Board of Directors

William P. Foley, II
Chairman of the Board and
Chief Executive Officer

Dated: November 15, 2004

APPENDIX A

FIDELITY NATIONAL FINANCIAL, INC.

2004 OMNIBUS INCENTIVE PLAN

FIDELITY NATIONAL FINANCIAL, INC.

2004 OMNIBUS INCENTIVE PLAN

Article 1.	Establishment, Objectives, and Duration

      1.1.     Establishment of the Plan. Fidelity National Financial, Inc., a Delaware corporation (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan” (hereinafter referred to as the “Plan”). The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

      The Plan shall become effective upon approval of the Company’s stockholders at the Company’s 2004 Annual Meeting of Stockholders (the “Effective Date”), and shall remain in effect as provided in Section 1.3 hereof.

      1.2.     Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders.

      The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make or are expected to make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

      1.3.     Duration of the Plan. No Award may be granted under the Plan after the tenth anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect until no Awards are outstanding.

Article 2.	Definitions

      The following terms, when capitalized, shall have the meanings set forth below:

      2.1. “Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards granted under the Plan.

      2.2. “Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

      2.3. “Board” means the Board of Directors of the Company.

      2.4. “Change in Control” means (i) the acquisition, directly or indirectly, by any Person of beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company. For avoidance of doubt, except as otherwise determined by the Board, a spin-off of one or more Subsidiaries or business units of the Company shall not constitute a Change in Control for purposes of the Plan.

      2.5. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      2.6. “Committee” means the Committee, as specified in Section 3.1, appointed by the Board to administer the Plan.

      2.7. “Company” means Fidelity National Financial, Inc., a Delaware corporation, and any successor thereto as provided in Article 21 herein.

      2.8. “Consultant” means any consultant or advisor to the Company or a Subsidiary.

      2.9. “Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary.

      2.10. “Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the dividends declared and paid on an equal number of outstanding Shares.

      2.11. “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

      2.12. “Employee” means any employee of the Company or a Subsidiary.

      2.13. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

      2.14. “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.15. “Fair Market Value” means the fair market value of a Share as determined in good faith by the Committee or pursuant to a procedure specified in good faith by the Committee; provided, however, that if the Committee has not specified otherwise, Fair Market Value shall mean the closing price of a Share as reported in the consolidated transaction reporting system on the date of valuation, or, if there was no such sale on the relevant date, then on the last previous day on which a sale was reported.

      2.16. “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

      2.17. “Incentive Stock Option” or “ISO” means an Option that is intended to meet the requirements of Code Section 422.

      2.18. “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422.

      2.19. “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Article 6 herein.

      2.20. “Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Article 11.

      2.21. “Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

      2.22. “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      2.23. “Performance Period” means the period during which a performance measure must be met.

      2.24. “Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

      2.25. “Performance Unit” means an Award granted to a Participant, as described in Article 10 herein.

      2.26. “Period of Restriction” means the period Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture and are not transferable, as provided in Articles 8 and 9 herein.

      2.27. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof.

      2.28. “Prior Plan” means each of the plans of the Company and its Subsidiaries under which options or other equity-based awards are outstanding as of the Effective Date; provided, however, that in no event shall the InterCept, Inc. 2002 Stock Option Plan, the InterCept, Inc. 2002 Acquisitions Stock Option Plan, the InterCept Group, Inc. Amended and Restated 1996 Stock Option Plan, the InterCept, Inc. G. Lynn Boggs 2002 Stock Option Plan, or the Provesa, Inc. 1994 Stock Option Plan be considered a Prior Plan.

      2.29. “Restricted Stock” means an Award granted to a Participant, as described in Article 8 herein.

      2.30. “Restricted Stock Unit” means an Award granted to a Participant, as described in Article 9 herein.

      2.31. “Separated Entity” means a Subsidiary or business unit of the Company that is sold, spun-off, or otherwise disposed of by the Company.

      2.32. “Share” means a share of common stock of the Company, par value $0.0001 per share, subject to adjustment pursuant to Section 4.3 hereof.

      2.33. “Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Article 7 herein.

      2.34. “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” shall have the meaning ascribed to such term in Code Section 424(f).

      2.35. “Tandem SAR” means an SAR that is granted in connection with a related Option, as described in Article 7 herein.

Article 3.	Administration

      3.1.     The Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee (the “Committee”) as the Board shall select consisting solely of two or more members of the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

      3.2.     Authority of the Committee. Except as limited by law or by the Amended and Restated Certificate of Incorporation or Restated Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select the Employees, Directors and Consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and, subject to the provisions of Section 18.3 herein, amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

      3.3.     Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its stockholders, Directors, Employees, Consultants and their estates and beneficiaries.

Article 4.	Shares Subject to the Plan; Individual Limits; and Anti-Dilution Adjustments

      4.1.     Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be 12,500,000 plus the number of Shares subject to outstanding awards under the Prior Plans at the Effective Date that are deemed not delivered under the Prior Plans pursuant to paragraphs (i), (ii) and (iii) of this Section 4.1(a).

(i) Shares that are potentially deliverable under an Award or a Prior Plan award that is canceled, forfeited, settled in cash, expires or is otherwise terminated without delivery of such Shares shall not be counted as having been delivered under the Plan or a Prior Plan.

(ii) Shares that are held back, tendered or returned to cover the exercise price or tax withholding obligations with respect to an Award or Prior Plan award shall not be counted as having been delivered under the Plan or a Prior Plan.

(iii) Shares that have been issued in connection with an Award of Restricted Stock (or restricted stock under a Prior Plan) that is canceled or forfeited prior to vesting or settled in cash, causing the Shares to be returned to the Company, shall not be counted as having been delivered under the Plan or a Prior Plan.

Notwithstanding the foregoing, if Shares are returned to the Company (A) in satisfaction of taxes relating to Restricted Stock (or restricted stock under a Prior Plan) or in connection with a cash out of Restricted Stock (or restricted stock under a Prior Plan), but excluding upon forfeiture of Restricted Stock (or restricted stock under a Prior Plan) or (B) in connection with the tendering of Shares by a Participant in satisfaction of the exercise price or taxes relating to an Award or Prior Plan award, such issued Shares shall not become available again under the Plan if (x) the transaction resulting in the return of Shares occurs more than ten years after the date the Plan is approved by stockholders in a manner that constitutes stockholder approval for purposes of the New York Stock Exchange listing standards or (y) such event would constitute a “material revision” of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange.

Shares delivered pursuant to the Plan may be authorized but unissued Shares, treasury Shares or Shares purchased on the open market.

(b) Subject to adjustment as provided in Section 4.3 herein, 8,000,000 Shares may be delivered in connection with “full-value Awards,” meaning Awards other than Options, SARs, or other Awards for which the Participant pays the grant date intrinsic value directly or by forgoing a right to receive a cash payment from the Company; provided, however, that full-value Awards in excess of the number specified in the above limit may be granted and Shares delivered in settlement thereof if the aggregate number of Shares that remain available for Awards other than full-value Awards is reduced by 3 Shares for each excess Share delivered.

(c) If the limitations of this Article 4 would not be effective as limitations under regulations relating to Incentive Stock Options, an additional limitation will apply such that the maximum number of Shares that may be issued in connection with Incentive Stock Options under the Plan shall not exceed 12,500,000 Shares, subject to adjustment as provided in Section 4.3 herein. This limit is intended to satisfy a tax provision and shall not result in any grant that exceeds the limits under Section 4.1(a) or 4.1(b).

      4.2.     Individual Limits. Subject to adjustment as provided in Section 4.3 herein, the following rules shall apply with respect to Awards and any related dividends or Dividend Equivalents intended to qualify for the Performance-Based Exception:

(a) Options: The maximum aggregate number of Shares with respect to which Options may be granted in any one fiscal year to any one Participant shall be 4,000,000 Shares.

(b) SARs: The maximum aggregate number of Shares with respect to which Stock Appreciation Rights may be granted in any one fiscal year to any one Participant shall be 4,000,000 Shares.

(c) Restricted Stock: The maximum aggregate number of Shares of Restricted Stock that may be granted in any one fiscal year to any one Participant shall be 2,000,000 Shares.

(d) Restricted Stock Units: The maximum aggregate number of Shares with respect to which Restricted Stock Units may be granted in any one fiscal year to any one Participant shall be 2,000,000 Shares.

(e) Performance Shares: The maximum aggregate number of Shares with respect to which Performance Shares may be granted in any one fiscal year to any one Participant shall be 2,000,000 Shares.

(f) Performance Units: The maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one fiscal year to any one Participant shall be $25,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

(g) Other Stock-Based Awards: The maximum aggregate number of Shares with respect to which Other Stock-Based Awards may be granted in any one fiscal year to any one Participant shall be 2,000,000 Shares.

(h) Dividends and Dividend Equivalents: The maximum dividend or Dividend Equivalent that may be paid in any one fiscal year to any one Participant shall be $2,000,000.

      4.3.     Adjustments in Authorized Shares and Awards. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting the Shares, such adjustment shall be made in the number and kind of Shares that may be delivered under the Plan as set forth in Section 4.1(a), (b) and (c), the individual limits set forth in Section 4.2, and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. In the event of any cash distribution to stockholders other than a normal cash dividend, the Committee shall have the discretion to distribute cash to holders of outstanding Awards in lieu of making equitable adjustments.

Article 5.	Eligibility and Participation

      5.1.     Eligibility. Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

      5.2.     Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.	Options

      6.1.     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      6.2.     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. Options that are intended to be ISOs shall be subject to the limitations set forth in Code Section 422.

      6.3.     Exercise Price. The Exercise Price for each grant of an Option under the Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 4.3 herein.

      6.4.     Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

      6.5.     Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

      6.6.     Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment of the Exercise Price.

      The Exercise Price of an Option shall be payable to the Company in full: (a) in cash or its equivalent, (b) by tendering Shares or directing the Company to withhold Shares from the Option having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (c) by broker-assisted cashless exercise, (d) in any other manner then permitted by the Committee, or (e) by a combination of any of the permitted methods of payment. The Committee may limit any method of payment, other than that specified under (a), for administrative convenience, to comply with applicable law, or for any other reason.

      Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

      6.7.     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      6.8.     Dividend Equivalents. At the discretion of the Committee, an Award of Options may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

      6.9.     Termination of Employment or Service. Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries (including terms that may deem service to a Separated Entity to be continuing service to the Company or a Subsidiary). Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

      6.10.     Nontransferability of Options.

(a) Incentive Stock Options. ISOs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, NQSOs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant.

Article 7.	Stock Appreciation Rights

      7.1.     Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

      The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

      The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 4.3 herein.

      7.2.     Exercise of Tandem SARs. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.

      Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

      7.3.     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.

      7.4.     Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.5.     Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

      7.6.     Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b) the number of Shares with respect to which the SAR is exercised.

      At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

      7.7.     Dividend Equivalents. At the discretion of the Committee, an Award of SARs may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

      7.8.     Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries (including terms that may deem service to a Separated Entity to be continuing service to the Company or a Subsidiary). Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

      7.9.     Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, SARs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant.

Article 8.	Restricted Stock

      8.1.     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts as the Committee shall determine.

      8.2.     Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

      8.3.     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock. The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

      8.4.     Removal of Restrictions. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.

      8.5.     Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

      8.6.     Dividends and Other Distributions. Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so held, and all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

      8.7.     Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries (including terms that may deem service to a Separated Entity to be continuing service to the Company or a Subsidiary). Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

      8.8.     Nontransferability of Restricted Stock. Except as otherwise determined by the Committee, during the applicable Period of Restriction, a Participant’s Restricted Stock and rights relating thereto shall be available during the Participant’s lifetime only to such Participant, and such Restricted Stock and related rights may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution.

Article 9.	Restricted Stock Units and Performance Shares

      9.1.     Grant of Restricted Stock Units/ Performance Shares. Subject to the terms and provisions of the Plan, Restricted Stock Units and Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and as shall be set forth in the Award Agreement.

      9.2.     Award Agreement. Each grant of Restricted Stock Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Period(s) of Restriction or Performance Period(s) (as the case may be), the number of Restricted Stock Units or Performance Shares granted, and such other provisions as the Committee shall determine. The initial value of a Restricted Stock Unit or Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 4.3 herein.

      9.3.     Form and Timing of Payment. Except as otherwise provided in Article 16 herein or a Participant’s Award Agreement, payment of Restricted Stock Units or Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction or Performance Period, as the case may be. The Committee, in its sole discretion, may pay earned Restricted Stock Units and Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Restricted Stock Units or Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant.

      9.4.     Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units or Performance Shares granted hereunder; provided, however, that the Committee may deposit Shares potentially deliverable in connection with Restricted Stock Units or Performance Shares in a rabbi trust, in which case the Committee may provide for pass through voting rights with respect to such deposited Shares.

      9.5.     Dividend Equivalents. At the discretion of the Committee, an Award of Restricted Stock Units or Performance Shares may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

      9.6.     Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units or Performance Shares following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries (including terms that may deem service to a Separated Entity to be continuing service to the Company or a Subsidiary). Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units or Performance Shares, and may reflect distinctions based on the reasons for termination of employment or service.

      9.7.     Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Restricted Stock Units and Performance Shares and rights relating thereto may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 10.	Performance Units

      10.1.     Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and as shall be set forth in the Award Agreement.

      10.2.     Award Agreement. Each grant of Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Units granted, the Performance Period(s), the performance goals and such other provisions as the Committee shall determine.

      10.3.     Value of Performance Units. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants.

      10.4.     Form and Timing of Payment. Except as otherwise provided in Article 16 herein or a Participant’s Award Agreement, payment of earned Performance Units shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units (or a combination thereof). The Committee may provide that settlement of Performance Units shall be deferred, on a mandatory basis or at the election of the Participant.

      10.5.     Dividend Equivalents. At the discretion of the Committee, an Award of Performance Units may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

      10.6.     Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries (including terms that may deem service to a Separated Entity to be continuing service to the Company or a Subsidiary). Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Units and may reflect distinctions based on reasons for termination of employment or service.

      10.7.     Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units and rights relating thereto may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 11.	Other Stock-Based Awards

      11.1.     Grant. The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.

      11.2.     Payment of Other Stock-Based Awards. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

      11.3.     Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries (including terms that may deem service to a Separated Entity to be continuing service to the Company or a Subsidiary). Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

      11.4.      Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Other Stock-Based Awards and rights relating thereto may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 12.	Performance Measures

      The Committee may specify that the attainment of the general performance measures set forth in this Article 12 may determine the degree of granting, vesting and/or payout with respect to Awards (including any related dividends or Dividend Equivalents) that the Committee intends will qualify for the Performance-Based Exception. The performance goals to be used for such Awards shall be chosen from among the following performance measure(s): earnings per share, economic value created, market share (actual or targeted growth), net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets (actual or targeted growth), return on capital (actual or targeted growth), return on equity (actual or targeted growth), return on investment (actual or targeted growth), revenue (actual or targeted growth), cash flow, operating margin, Share price, Share price growth, total stockholder return, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. Awards (including any related dividends or Dividend Equivalents) that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

      The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

Article 13.	Beneficiary Designation

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing during the Participant’s lifetime with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 14.	Deferrals

      If permitted by the Committee, a Participant may defer receipt of amounts that would otherwise be provided to such Participant with respect to an Award, including Shares deliverable upon exercise of an Option or SAR or upon a payout of any other Award. If permitted, such deferral (and the required deferral election) shall be made in accordance with, and shall be subject to, the terms and conditions of the applicable nonqualified deferred compensation plan, agreement or arrangement under which such deferral is made and such other terms and conditions as the Committee may prescribe.

Article 15.	Rights of Participants

      15.1.     Continued Service. Nothing in the Plan shall:

(a) interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or service at any time,

(b) confer upon any Participant any right to continue in the employ or service of the Company or any of its Subsidiaries, nor

(c) confer on any Director any right to continue to serve on the Board of Directors of the Company or any of its Subsidiaries.

      15.2.     Participation. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

Article 16.	Change in Control

      Except as otherwise provided in a Participant’s Award Agreement, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a) any and all outstanding Options and SARs granted hereunder shall become immediately exercisable; provided, however, that the Committee instead may specify, in the Participant’s Award Agreement (subject to Section 18.3), that such Awards shall be automatically cashed out upon a Change in Control;

(b) any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units and other Awards shall lapse; and

(c) any and all Performance Shares, Performance Units and other Awards (if performance-based) shall be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open Performance Periods.

Article 17.	Additional Forfeiture Provisions.

      The Committee may condition a Participant’s right to receive a grant of an Award, to vest in the Award, to exercise the Award, to retain cash, Shares, other Awards, or other property acquired in connection with the Award, or to retain the profit or gain realized by the Participant in connection with the Award, including cash or other proceeds received upon sale of Shares acquired in connection with an Award, upon compliance by the Participant with specified conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, directors and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company and its Subsidiaries.

Article 18.	Amendment, Modification, and Termination

      18.1.     Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the New York Stock Exchange listing standards or any rule promulgated by the United States Securities and Exchange Commission or any securities exchange on which the securities of the Company are listed shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

      18.2.     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, any such exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

      18.3.     Awards Previously Granted. No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

      18.4.      Compliance with the Performance-Based Exception. If it is intended that an Award (and/or any dividends or Dividend Equivalents relating to such Award) comply with the requirements of the Performance-

Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards (and/or dividends or Dividend Equivalents) maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 18, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

      18.5.     Repricings. Options granted under the Plan may not be repriced. Adjustments to the terms of Options pursuant to Section 4.3 herein shall not constitute a repricing.

Article 19.	Withholding

      19.1.     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

      19.2.     Use of Shares to Satisfy Withholding Obligation. With respect to withholding required upon the exercise of Options or SARs, upon the vesting or settlement of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, or upon any other taxable event arising as a result of Awards granted hereunder, the Committee may require or may permit Participants to elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, Shares having a Fair Market Value equal to the minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes) that could be imposed on the transaction and, in any case in which it would not result in additional accounting expense to the Company, taxes in excess of the minimum statutory withholding amounts. Any such elections by a Participant shall be irrevocable, made in writing and signed by the Participant.

Article 20.	Indemnification

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company to the fullest extent permitted by Delaware law against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification is subject to the person having been successful in the legal proceedings or having acted in good faith and what is reasonably believed to be a lawful manner in the Company’s best interests. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation or Restated Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 21.	Successors

      All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company.

Article 22.	Legal Construction

      22.1.     Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such act, code, section, rule or regulation, as may be amended from time to time, or to any successor act, code, section, rule or regulation.

      22.2.     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      22.3.      Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      22.4.     Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida, with giving effect to conflicts or choice of law principles.

      22.5.     Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including other incentive arrangements and awards that do or do not qualify under the Performance-Based Exception.

APPENDIX B

FIDELITY NATIONAL FINANCIAL, INC.

AMENDED AND RESTATED 2001 STOCK INCENTIVE PLANS

FIDELITY NATIONAL FINANCIAL, INC.

AMENDED AND RESTATED
2001 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED NOVEMBER 12, 2004

      The FIDELITY NATIONAL FINANCIAL, INC. AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN (the “Amended and Restated Plan”), established by FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the “Company”), and amended and restated effective as of the 24th day of July, 2001 (the “Effective Date”), is hereby amended and restated for the second time effective November 12, 2004, subject to approval by the Company’s stockholders.

ARTICLE 1.

PURPOSES OF THE PLAN

      1.1.     Purposes. The purposes of the Amended and Restated Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

      For purposes of this Amended and Restated Plan, the following terms shall have the meanings indicated:

      2.1.     Administrator. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

      2.2.     Affiliated Company. “Affiliated Company” means any subsidiary of the Company, any business venture which the Company has a significant interest, as determined at the discretion of the Administrator. However, for purposes of eligibility to receive Incentive Options, “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

      2.3.     Award. “Award” means any award made pursuant to Articles 5, 6, and 6A of this Amended and Restated Plan including Options, Restricted Stock, and Deferred Shares.

      2.4.     Board. “Board” means the Board of Directors of the Company.

      2.5.     Change in Control. “Change in Control” shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

      2.6.     Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      2.7.     Committee. “Committee” means a committee of two or more “outside” (within the meaning of Code Section 162(m)) members of the Board appointed to administer the Amended and Restated Plan, as set forth in Section 7.1 hereof.

      2.8.     Common Stock. “Common Stock” means the Common Stock, $.0001 par value of the Company, subject to adjustment pursuant to Section 4.2 hereof.

      2.9.     Continuous Service. “Continuous Service” means uninterrupted service as an Officer, employee of the Company or of an Affiliated Company, member of the Board (whether or not employed by the Company or an Affiliated Company), or Service Provider. Continuous Service shall not be considered interrupted (unless an Award otherwise specifies) in the case of: (i) any approved or legally-mandated leave of absence, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy; (ii) changes in status with the Company (including changes to advisory or emeritus status); or (iii) in the case of transfers between locations of the Company or between the Company, any Affiliated Company, or their respective successors.

      2.10.     Deferred Share. “Deferred Share” means a share of the Common Stock credited under Section 6A.2 of this Amended and Restated Plan.

      2.11.     Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

      2.12.     Effective Date. “Effective Date” means the date on which the Amended and Restated Plan is adopted by the Board, as set forth on the first page hereof.

      2.13.     Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

      2.14.     Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a national stock exchange or a NASDAQ market system which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the principal stock exchange or NASDAQ market system on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such exchange or NASDAQ market system on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a national stock exchange or NASDAQ market system which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

      If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

      2.15.     Incentive Option. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

      2.16.     Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

      2.17.     NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

      2.18.     Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

      2.19.     Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

      2.20.     Offeree. “Offeree” means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Amended and Restated Plan.

      2.21.     Option. “Option” means any option to purchase Common Stock granted pursuant to the Amended and Restated Plan.

      2.22.     Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Amended and Restated Plan.

      2.23.     Optionee. “Optionee” means a Participant who holds an Option.

      2.24.     Participant. “Participant” means an individual or entity who holds an Option, a Right to Purchase, Restricted Stock, or rights to Deferred Shares under the Amended and Restated Plan.

      2.25.     Purchase Price. “Purchase Price” means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

      2.26.     Restricted Stock. “Restricted Stock” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

      2.27.     Right to Purchase. “Right to Purchase” means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

      2.28.     Service Provider. “Service Provider” means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Amended and Restated Plan.

      2.29.     Stock Purchase Agreement. “Stock Purchase Agreement” means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase or a right to accrue Deferred Shares offered under the Amended and Restated Plan.

      2.30.     10% Shareholder. “10% Shareholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

      3.1.     Incentive Options. Officers and other employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Amended and Restated Plan.

      3.2.     Nonqualified Options, Rights to Purchase, Restricted Stock, and Deferred Shares. Officers and other employees of the Company or of an Affiliated Company, members of the Board or of the board of directors of any Affiliated Company (whether or not employed by the Company or an Affiliated Company), Service Providers, customers and suppliers of the Company or of an Affiliated Company are eligible to receive

Nonqualified Options, Rights to Purchase, Restricted Stock, or Deferred Shares under the Amended and Restated Plan.

      3.3.     Limitation on Shares. In no event shall any Participant be granted Options or Rights to Purchase pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds the total number of shares then available for grants under Section 4.1 hereof. In no event shall the aggregate number of shares of Common Stock subject to Incentive Options exceed 4,026,275.

ARTICLE 4.

PLAN SHARES

      4.1.     Shares Subject to the Amended and Restated Plan. A total of 4,026,275 shares of Common Stock, plus, on the date of each annual meeting of the stockholders an additional 332,750 shares of Common Stock, may be issued under the Amended and Restated Plan subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Amended and Restated Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement or (c) any shares of Restricted Stock or Deferred Shares are forfeited for any reason, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired of forfeited, shall again be available for grant or issuance under the Amended and Restated Plan. Notwithstanding the foregoing, the annual increase in the number of shares available for issuance under this Amended and Restated Plan shall not apply to annual meetings held after October 31, 2004 if the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan is approved by the Company’s stockholders.

      4.2.     Adjustment of Shares. In the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the Administrator shall make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the Plan and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements, Restricted Stock, or Deferred Share Awards; provided, however, that, unless otherwise determined by the Administrator, the number of shares of Common Stock subject to any Option Agreement, Right to Purchase and Stock Purchase Agreement, Restricted Stock, or Deferred Share Award shall always be rounded down to a whole number. In the event of any cash distribution to stockholders other than a normal cash dividend, the Administrator shall have the discretion to distribute cash to holders of outstanding Awards in lieu of making equitable adjustments.

ARTICLE 5.

OPTIONS

      5.1.     Option Agreement. Each Option granted pursuant to this Amended and Restated Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Amended and Restated Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

      5.2.     Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following:

(a) the Exercise Price of an Option shall not be less than 100% of Fair Market Value on the date the Option is granted, and (b) if the person to whom an Incentive Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted.

(b) the Exercise Price, for each Nonqualified Option granted pursuant to any program by which the Administrator or the Board allows a select Participant to receive Nonqualified Options in lieu of a bonus otherwise payable in cash, shall be reduced below Fair Market Value at the election of the Participant and in such dollar increment per Nonqualified Option as the Administrator determines in its discretion; provided that the aggregate Exercise Price reduction for the Nonqualified Options issued to such Participant shall equal the bonus that the Company would otherwise have paid in cash but for the Participant’s election to defer compensation. Notwithstanding anything herein to the contrary, no amendment made pursuant to the second amendment and restatement of this Amended and Restated Plan shall be applicable to any Options adjusted pursuant to this Section 5.2(b) to the extent application of such amendment(s) would cause such Options to become subject to Section 409A of the Code.

      5.3.     Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) certified or official bank check, wire transfer, or the equivalent thereof acceptable to the Company; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee’s promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law. In addition, where the Committee provides written approval after investigating the associated financial accounting consequences, the Committee may provide in an Option Agreement for the payment of the Exercise Price on a cashless basis, by stating in the exercise notice the number of shares of Common Stock the Optionee elects to purchase pursuant to such exercise (in which case the Optionee shall receive a number of shares of Common Stock equal to the number the Optionee would have received upon such exercise for cash less such number of shares of Common Stock as shall then have a Fair Market Value in the aggregate equal to the Exercise Price due in respect of such exercise). The Committee may, in its discretion and for any reason, refuse to accept a particular form of consideration (other than cash or a certified or official bank check) at the time of any Option exercise.

      5.4.     Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Incentive Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

      5.5.     Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

      5.6.     Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Amended and Restated Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

      5.7.     Nontransferability of Options. Except as otherwise provided by the Administrator, no Incentive Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such optionee. Any other Award pursuant to the Amended and Restated Plan shall be transferable only by will, the laws of descent and distribution, or to an immediate family member of the optionee or a trust for an immediate family member; provided that any transferee of such an Award shall be subject to the terms of the original Award.

      5.8.     Rights as Shareholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

ARTICLE 6.

RIGHTS TO PURCHASE

      6.1.     Nature of Right to Purchase. A Right to Purchase granted to an Offeree entitles the Offeree to purchase shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”) provided, however, in no event shall the Purchase Price for a Right to Purchase be less than 100% of Fair Market Value on the date the Right to Purchase is granted. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

      6.2.     Acceptance of Right to Purchase. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Amended and Restated Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

      6.3.     Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) certified or official bank check, wire transfer, or the equivalent thereof acceptable to the Company; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree’s promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

      6.4.     Rights as a Shareholder. Upon complying with the provisions of Section 6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

      6.5.     Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

      6.6.     Vesting of Restricted Stock. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

      6.7.     Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

      6.8.     Nonassignability of Rights. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

      6.9.     Deferral Elections. The Participant may elect in accordance with Article 6A.1 hereto, with the Committee’s consent, to exchange Restricted Stock for an equivalent Deferred Share Award under Article 6A hereto (or a deferred compensation provision under another Company plan).

ARTICLE 6A.

DEFERRED SHARES

      6A.1     Deferral Elections. The Committee may permit employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers to irrevocably elect to receive the credits described in Section 6A.2 below in lieu of fees, salary, or other income from the Company that the Participant earns after the election; provided that employees of the Company will only be permitted to make deferral elections if the Committee determines they are members of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974). Any election pursuant to this Section 6A.1 shall be made before the Participant becomes legally entitled to the fees, salary, or other income being deferred; provided that (a) a deferral election with respect to Restricted Stock of previously Deferred Shares must be made more than 12 months before a Participant’s Restricted Stock vests or Deferred Shares are scheduled to be distributed to a Participant pursuant to this Article 6A; and provided further that (b) the Committee will honor an election made within 12 months of a scheduled vesting date (or distribution date for Deferred Shares) if the Participant consents in the election to irrevocably forfeit 5% of the Restricted Stock or Deferred Shares to which the Participant would otherwise be entitled.

      6A.2     Deferred Share Credits and Earnings. The Committee shall establish an internal Amended and Restated Plan account for each Participant who makes an election under Section 6A.1 hereto. At the end of each calendar year thereafter (or such more frequent periods as the Committee may direct or approve), the Committee shall credit the Participant’s account with a number of Deferred Shares having a Fair Market Value on that date equal to the compensation deferred during the year, and any cash dividends paid during the year on Deferred Shares previously credited to the Participant’s account. The Committee shall hold each Participant’s Deferred Shares until distribution is required pursuant to Section 6A.4 hereto.

      6A.3     Rights to Deferred Shares. Except as provided in Section 6.9 hereto, a Participant shall at all times be 100% vested in his or her right to any Deferred Shares and any associated cash earnings. A Participant’s right to Deferred Shares shall at all times constitute an unsecured promise of the Company to pay benefits as they come due.

      6A.4     Distribution of Deferred Shares and Earnings. The Committee shall distribute a Participant’s Deferred Shares in five substantially equal annual installments in real Shares commencing as of the first day of the calendar year beginning after the Participant’s Continuous Service terminates, provided that the Committee will honor a Participant’s election of a different time and manner of distribution if the election is made on a form approved by the Committee pursuant hereto. Fractional shares shall not be distributed, and instead shall be paid out in cash.

      6A.5     Hardship Withdrawals. A Participant may apply to the Committee for an immediate distribution of all or a portion of his or her Deferred Shares on account of hardship. The hardship must result from a sudden and unexpected illness or accident of the Participant or dependent, casualty loss of property, or other similar conditions beyond the control of the Participant. School expenses or residence purchases, for example, will not be considered hardships. Distributions will not be made to the extent a hardship could be relieved through insurance or by liquidation of the Participant’s nonessential assets. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s financial hardship. The determination of whether a Participant has a qualifying hardship and the amount to be distributed, if any, shall be made by the Committee in its discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

ARTICLE 7.

ADMINISTRATION OF THE PLAN

      7.1.     Administrator. Authority to control and manage the operation and administration of the Amended and Restated Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more “outside” (within the meaning of Code Section 162(m)) members of the Board (the “Committee”). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

      7.2.     Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Amended and Restated Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase and the opportunity to accrue Deferred Shares shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Amended and Restated Plan; (c) to create, amend or rescind rules and regulations relating to the Amended and Restated Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option or Right to Purchase under the Amended and Restated Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Amended and Restated Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Amended and Restated Plan, but only to the extent not contrary to the express provisions of the Amended and Restated Plan. Notwithstanding the foregoing, and except as otherwise provided in Section 4.2 herein and except for those eligible employees of the Company or an Affiliated Company who qualified to participate in the Company’s Chairman’s Roundtable Program and, prior to the 2001 Annual Shareholders’ Meeting, made an election to defer a part of their entire 2001 bonus pursuant to the terms and conditions contained within the Chairman’s Roundtable Deferral of 2001 Annual Bonus Memo distributed to said employees in the first quarter of 2001 (see “Attachment 1”), the Administrator may not in any event (i) modify any Option to reduce the exercise price of such Option below 100% of Fair Market Value on the date the Option was granted, (ii) modify any Right to Purchase to reduce the Purchase Price of such Right to Purchase below 100% of Fair Market Value on the date the Right to Purchase was granted, or (iii) modify or otherwise credit a Participant’s account with Deferred Shares in addition to the number of Deferred Shares initially credited to such account based on the Fair Market Value on the date of such initial credit and the compensation amount deferred by such Participant. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Amended and Restated Plan shall be final and binding on the Company and all Participants.

      7.3.     Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Amended and Restated Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Amended and Restated Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Amended and Restated Plan.

ARTICLE 8.

CHANGE IN CONTROL

      8.1.     Change in Control. In order to preserve a Participant’s rights in the event of a Change in Control of the Company, (i) the time period relating to the exercise or realization of all outstanding Options, Rights to Purchase and Restricted Stock shall automatically accelerate immediately prior to the consummation of such Change in Control, except as otherwise provided by the Administrator in a Participant’s Option Agreement or Stock Purchase Agreement, and (ii) with respect to Options, Rights to Purchase, or Deferred Shares the Administrator in its discretion may, at any time an Option, Right to Purchase, or Deferred Share Award is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase or exchange of each Option or Right to Purchase for an amount of cash or other property having a value equal to the difference, or spread, between (x) the value of the cash or other property that the Participant would have received pursuant to such Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Right to Purchase had the Option or Right to Purchase been exercised immediately prior to such Change in Control transaction and (y) the Exercise Price of such Option or the Purchase Price under such Right to Purchase, (B) adjust the terms of the Options, Rights to Purchase, or Deferred Shares in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options, Rights to Purchase, or Deferred Shares to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Amended and Restated Plan and the assumption of outstanding Options, Rights to Purchase, or Deferred Shares, or the substitution for such Options, Rights to Purchase, and Deferred Shares of new options, new rights to purchase or new deferred shares of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Amended and Restated Plan and such Options, Rights to Purchase, or Deferred Shares, or the new options, rights to purchase and deferred shares substituted therefor, shall continue in the manner and under the terms so provided, or (D) make such other provision as the Administrator may consider equitable. If the Administrator does not take any of the forgoing actions, all Options, Rights to Purchase, or Deferred Shares shall terminate upon the consummation of the Change in Control, unless the Common Stock remains listed or admitted to trading on a national stock exchange or a NASDAQ market system. The Administrator shall cause written notice of the proposed Change in Control transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 9.

AMENDMENT AND TERMINATION OF THE PLAN

      9.1.     Amendments. The Board may from time to time alter, amend, suspend or terminate the Amended and Restated Plan in such respects as the Board may deem advisable, provided however, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law or agreement or if such amendment would:

(i) materially increase the benefits accruing to the Participants;

(ii) increase the number of shares of Common Stock available for issuance under the Amended and Restated Plan;

(iii) materially modify the requirements for eligibility to participate in the Amended and Restated Plan;

(iv) permit the grant of any Award at an exercise price or purchase price below 100% of Fair Market Value on the date of grant; or

(v) allow for the modification of any outstanding Award to reduce the exercise price or the purchase price of such Award below 100% of Fair Market Value on the date of grant of such Award.

      Notwithstanding the foregoing, the Board may alter or amend the Amended and Restated Plan to comply with the following: i) the elections made by employees of the Company or an Affiliated Company prior to the 2001 Annual Shareholders’ Meeting to defer a part or their entire 2001 bonus pursuant to the terms and conditions contained within the Chairman’s Roundtable Deferral of 2001 Annual Bonus Memo; and ii) requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Amended and Restated Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

      9.2.     Amended and Restated Plan Termination. Unless the Amended and Restated Plan shall theretofore have been terminated, the Amended and Restated Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options, Rights to Purchase, or Deferred Shares may be granted under the Amended and Restated Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms. No Awards shall be made under the Amended and Restated Plan on or after the date the Company’s stockholders approve the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan.

ARTICLE 10.

TAX WITHHOLDING

      10.1.     Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock or Deferred Share issued under the Amended and Restated Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

ARTICLE 11.

MISCELLANEOUS

      11.1.     Benefits Not Alienable. Other than as provided above, benefits under the Amended and Restated Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

      11.2.     No Enlargement of Employee Rights. This Amended and Restated Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Amended and Restated Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to limit the right of the Company or any Affiliated Company to discharge any Participant at any time.

      11.3.     Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

APPENDIX C

FIDELITY NATIONAL FINANCIAL, INC.

AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN

FIDELITY NATIONAL FINANCIAL, INC.

AMENDED AND RESTATED
1998 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED NOVEMBER 12, 2004

      The FIDELITY NATIONAL FINANCIAL, INC. AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN (the “Amended and Restated Plan”), established by FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the “Company”), and amended and restated effective as of the 24th day of July, 2001 (the “Effective Date”), is hereby amended and restated for the second time effective November 12, 2004, subject to approval by the Company’s stockholders.

ARTICLE 1.

PURPOSES OF THE PLAN

      1.1     Purposes. The purposes of the Amended and Restated Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

      For purposes of this Plan, the following terms shall have the meanings indicated:

      2.1     Administrator. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

      2.2     Affiliated Company. “Affiliated Company means any subsidiary Of the Company, any business venture which the Company has a significant interest, as determined at the discretion of the Administrator. However, for purposes of eligibility to receive Incentive Options, “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

      2.3     Board. “Board” means the Board of Directors of the Company.

      2.4     Change in Control. “Change in Control” shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the Beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

      2.5     Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      2.6     Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Amended and Restated Plan, as set forth in Section 7.1 hereof.

      2.7     Common Stock. “Common Stock” means the Common Stock, $.0001 par value of the Company, subject to adjustment pursuant to Section 4.2 hereof.

      2.8     Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

      2.9     Effective Date. “Effective Date” means the date on which the Amended and Restated Plan is adopted by the Board, as set forth on the first page hereof.

      2.10     Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

      2.11     Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a national stock exchange or a NASDAQ market system which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the principal stock exchange or NASDAQ market system on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such exchange or NASDAQ market system on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a national stock exchange or NASDAQ market system which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

      If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

      2.12     Incentive Option. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

      2.13     Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

      2.14     NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

      2.15     Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

      2.16     Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

      2.17     Offeree. “Offeree” means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Amended and Restated Plan.

      2.18     Option. “Option” means any option to purchase Common Stock granted pursuant to the Amended and Restated Plan.

      2.19     Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Amended and Restated Plan.

      2.20     Optionee. “Optionee” means a Participant who holds an Option.

      2.21     Participant. “Participant” means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Amended and Restated Plan.

      2.22     Purchase Price. “Purchase Price” means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

      2.23     Restricted Stock. “Restricted Stock” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

      2.24     Right to Purchase. “Right to Purchase” means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

      2.25     Service Provider. “Service Provider” means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Amended and Restated Plan.

      2.26     Stock Purchase Agreement. “Stock Purchase Agreement” means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Amended and Restated Plan.

      2.27     10% Shareholder. “10% Shareholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

      3.1     Incentive Options. Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Amended and Restated Plan.

      3.2     Nonqualified Options and Rights to Purchase. Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Amended and Restated Plan.

      3.3     Limitation on Shares. In no event shall any Participant be granted Options or Rights to Purchase in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 2,995,748 shares. In no event shall the aggregate number of shares subject to Incentive Options exceed 9,985,828.

ARTICLE 4.

PLAN SHARES

      4.1     Shares Subject to the Amended and Restated Plan. A total of 9,985,828 shares of Common Stock, plus, on the date of each annual meeting of the stockholders an additional 366,025 shares of Common Stock, may be issued under the Amended and Restated Plan subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Amended and Restated Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Amended and Restated Plan.

Notwithstanding the foregoing, the annual increase in the number of shares available for issuance under this Amended and Restated Plan shall not apply to annual meetings held after October 31, 2004 if the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan is approved by the Company’s stockholders.

      4.2     Adjustment of Shares. In the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the Administrator shall make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to this Amended and Restated Plan and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements; provided, however, that, unless otherwise determined by the Administrator, the number of shares of Common Stock subject to any Option Agreement, Right to Purchase and Stock Purchase Agreement shall always be rounded down to a whole number. In the event of any cash distribution to stockholders other than a normal cash dividend, the Administrator shall have the discretion to distribute cash to holders of outstanding awards in lieu of making equitable adjustments.

ARTICLE 5.

OPTIONS

      5.1     Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted.

      Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

      5.2     Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following:

(a) the Exercise Price of an Option shall not be less than 100% of Fair Market Value on the date the Option is granted, and

(b) if the person to whom an Incentive Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted.

      5.3     Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee’s promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

      5.4     Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

      5.5     Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

      5.6     Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

      5.7     Nontransferability of Options. Except as otherwise provided by the Administrator, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee.

      5.8     Rights as Shareholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

ARTICLE 6.

RIGHTS TO PURCHASE

      6.1     Nature of Right to Purchase. A Right to Purchase granted to an Offeree entitles the Offeree to purchase shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”) provided, however, in no event shall the Purchase Price for a Right to Purchase be less than 100% of Fair Market Value on the date the Right to Purchase is granted. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

      6.2     Acceptance of Right to Purchase. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

      6.3     Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree’s promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

      6.4     Rights as a Shareholder. Upon complying with the provisions of Section 6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

      6.5     Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

      6.6     Vesting of Restricted Stock. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

      6.7     Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

      6.8     Nonassignability of Rights. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

ARTICLE 7.

ADMINISTRATION OF THE PLAN

      7.1     Administrator. Authority to control and manage the operation and administration of the Amended and Restated Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the “Committee”). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

      7.2     Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Amended and Restated Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Amended and Restated Plan; (c) to create, amend or rescind rules and regulations relating to the Amended and Restated Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option or Right to Purchase under the Amended and Restated Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Amended and Restated Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Amended and Restated Plan, but only to the extent not contrary to the express provisions of the Amended and Restated Plan. Notwithstanding the foregoing, and except as otherwise provided in Section 4.2 herein, the Administrator may not in any event (i) modify any Option to reduce the exercise price of such Option below 100% of Fair Market Value on the date the Option was granted or (ii) modify any Right to Purchase to reduce the Purchase Price of such Right to Purchase below 100% of Fair Market Value on the date the Right to Purchase was granted. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Amended and Restated Plan shall be final and binding on the Company and all Participants.

      7.3     Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Amended and Restated Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Amended and Restated Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Amended and Restated Plan.

ARTICLE 8.

CHANGE IN CONTROL

      8.1     Change in Control. In order to preserve a Participant’s rights in the event of a Change in Control of the Company, (i) the time period relating to the exercise or realization of all outstanding Options, Rights to Purchase and Restricted Stock shall automatically accelerate immediately prior to the consummation of such Change in Control, except as otherwise provided by the Administrator in a Participant’s Option Agreement or Stock Purchase Agreement, and (ii) with respect to Options and Rights to Purchase, the Administrator in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase or exchange of each Option or Right to Purchase for an amount of cash or other property having a value equal to the difference, or spread, between (x) the value of the cash or other property that the Participant would have received pursuant to such Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Right to Purchase had the Option or Right to Purchase been exercised immediately prior to such Change in Control transaction and (y) the Exercise Price of such Option or the Purchase Price under such Right to Purchase, (B) adjust the terms of the Options and Rights to Purchase in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Amended and Restated Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Amended and Restated Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided, or (D) make such other provision as the Administrator may consider equitable. If the Administrator does not take any of the forgoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control, unless the Common Stock remains listed or admitted to trading on a national stock exchange or a NASDAQ market system. The Administrator shall cause written notice of the proposed Change in Control transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 9.

AMENDMENT AND TERMINATION OF THE PLAN

      9.1     Amendments. The Board may from time to time alter, amend, suspend or terminate the Amended and Restated Plan in such respects as the Board may deem advisable, provided however, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law or agreement or if such amendment would: (i) materially increase the benefits accruing to the Participants; (ii) increase the number of shares of Common Stock available for issuance under the Amended and Restated Plan; (iii) materially modify the requirements for eligibility to participate in the Amended and Restated Plan; (iv) permit the grant of any award at an exercise price or purchase price below 100% of Fair Market Value on the date of grant; or (v) allow for the modification of any outstanding award to reduce the exercise price or the purchase price of such award below 100% of Fair Market Value on the date of grant of such award. The Board may alter or amend the Amended and Restated Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Amended and Restated Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

      9.2     Plan Termination. Unless the Amended and Restated Plan shall theretofore have been terminated, the Amended and Restated Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Amended and Restated Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms. No awards shall be made under the Amended and Restated Plan on or after the date the Company’s stockholders approve the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan.

ARTICLE 10.

TAX WITHHOLDING

      10.1     Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Amended and Restated Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

ARTICLE 11.

MISCELLANEOUS

      11.1     Benefits not Alienable. Other than as provided above, benefits under the Amended and Restated Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

      11.2     No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Amended and Restated Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to limit the right of the Company or any Affiliated Company to discharge any Participant at any time.

      11.3     Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

APPENDIX D

FIDELITY NATIONAL FINANCIAL, INC.

1987 STOCK OPTION PLAN

FIDELITY NATIONAL FINANCIAL, INC.

AMENDED AND RESTATED
1987 STOCK OPTION PLAN

AS AMENDED AND RESTATED NOVEMBER 12, 2004

      This AMENDED AND RESTATED 1987 STOCK OPTION PLAN (the “Plan”) is hereby established by FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the “Company”), and amends and restates the Company’s 1987 Stock Option Plan, effective as of the 12th day of November, 2004, subject to approval by the Company’s shareholders.

1.     Purpose

      The purpose of the Plan is to attract and retain the best available directors and employees for positions of substantial responsibility, to provide additional incentive to such directors and employees of the Company or any successor or any parent or subsidiary of the Company which now exists or hereafter is organized or acquired by or acquires the Company, and to promote the success of the business of the Company.

2.     Incentive and Nonqualified Stock Options

      Two types of options (referred to herein as “options”, without distinction between such two types) may be granted under the Plan: options intended to qualify as incentive stock options (“incentive stock options”) under Section 422A of the Internal Revenue Code of 1986 (the “Code”); and other options not specifically authorized or qualified for favorable income tax treatment by the Code (“nonqualified stock options”).

3.     Eligibility and Administration

(a) Any employee, except an employee described in Paragraph 3(b), of the Company or any of its subsidiaries shall be eligible to receive incentive stock options or nonqualified stock options under the Plan under the terms and conditions set forth in Paragraph 5. An employee may receive more than one option under the Plan.

(b) Any director or officer of the Company or any of its subsidiaries who is not an employee of the Company or any of its subsidiaries shall be eligible to receive nonqualified stock options and any director or officer of the Company or any of its subsidiaries who is an employee of the Company or any of its subsidiaries shall be eligible to receive incentive stock options and/or nonqualified stock options under the Plan under the terms and conditions set forth in Paragraph 6.

(c) With respect to options granted to optionees described in Paragraph 3(a), the Plan shall be administered by the Board of Directors or a committee of directors or others appointed by the Board of Directors. With respect to options granted to optionees described in Paragraph 3(b), the terms and conditions set forth in Paragraph 6 shall control, and except as provided in Paragraph 7, Paragraph 6 shall not be amended without prior shareholder approval.

4.     Shares Subject to Options

      The stock available for grant of options under the Plan shall be shares of the Company’s authorized but unissued, or reacquired Common Stock. The aggregate number of shares which may be issued pursuant to exercise of incentive stock options and nonqualified stock options granted under the Plan shall be 700,000 shares; provided that, with respect to options granted to optionees described in Paragraph 3(b), not more than one-half of such aggregate number of shares shall be available for the granting of options to such optionees. If any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no options had been granted with respect to such shares.

5.     Terms and Conditions of Options for Optionees Described in Paragraph 3(a)

      Options granted under the Plan shall be evidenced by agreements in such form and containing such provisions which are consistent with the Plan as the Board or Committee shall from time to time approve. Each agreement shall specify whether the option granted thereby is an incentive stock option or a non-qualified stock option. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(a) Each option agreement shall specify the number of incentive stock options and/or non-qualified stock options granted.

(b) The purchase price for the shares subject to any option shall not be less than 100% of the fair market value of the stock on the date the option is granted; provided; however, that the option price for an incentive stock option shall not be less than 110% of the fair market value of such stock on the date the option is granted to an individual then owning (after the application of the family and other attribution rules of Section 425(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation. For purposes of the Plan, the “fair market value” of any shares subject to the Plan at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ on such date, or (iii) if such stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board.

(c) The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash, by check or by transferring to the Company shares of such stock at their fair market value as determined by Paragraph 5(b). Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the optionee’s purchase of shares pursuant to exercise of an option, on such terms as may be approved by the Board, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(d) No option shall be exercisable after the expiration of the earliest of (i) in the case of an incentive stock option, ten years from the date the option is granted or, five years from the date the option is granted to an individual owning (after the application of the family and other attribution rules of Section 425(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation, (ii) in the case of a nonqualified option, eleven years from the date the option is granted, (iii) three months after the date the optionee’s employment with the Company and its subsidiaries terminates, if such termination is for any reason other than permanent disability, death or cause, (iv) the date the optionee’s employment with the Company and its subsidiaries terminates, if such termination is for cause, as determined by the Board or Committee in its sole discretion, or (v) one year after the date the optionee’s employment with the Company and its subsidiaries terminates if such termination is the result of death or permanent disability; provided, however, that the option agreement for any option may provide for shorter periods of exercisability in each of the foregoing instances. The term “permanent disability” shall mean a disability of the type defined in Section 105(d)(4) of the Code.

(e) No option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his guardian or legal representative. The Board shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of stock are used in part or full payment for the shares to be acquired upon exercise of the option, such shares shall be valued for the purposes of such exchange at their fair market value as of the date of exercise of the option in accordance with the provisions of Paragraph 5(b). Any certificate for shares of outstanding stock used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). If the certificate tendered by the optionee in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the optionee to the Company’s transfer agent with respect to the disposition of the balance of the shares covered thereby.

(f) No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

(g) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year (under all such plans of the Company and any subsidiary corporation) shall not exceed $100,000.

(h) Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee shall by accepting an option represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution. Upon such exercise of any option of an option, the person entitled to exercise the same shall upon request of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

(i) An optionee or transferee of an optionee shall have no rights as a shareholder of the Company with respect to any shares covered by any option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in Paragraph 5(k). Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with any right of the Company or any subsidiary to terminate the optionee’s employment at any time.

(j) In no event shall the Company be required to issue fractional shares upon the exercise of an option.

(k) In the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the Board, or a committee of directors or others appointed by the Board to administer the Plan, shall make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the Plan and the number and kind of shares and the price per share subject to outstanding options; provided, however, that, unless otherwise determined by the Board or committee, the number of shares of Common Stock subject to any option shall always be rounded down to a whole number. In the event of any cash distribution to shareholders other than a normal cash dividend, the Board (or a committee of directors or others appointed by the Board to administer the Plan) shall have the discretion to distribute cash to holders of outstanding options in lieu of making equitable adjustments.

(1) Subject to the terms and conditions and within the limitations of the Plan, the Board may modify, extend or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

(m) Each option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or committee, such as without limitation discretionary performance standards, mandatory purchase of shares on the open market on a pro rata basis or tax withholding provisions.

6.     Terms and Conditions of Options for Optionees Described in Paragraph 3(b)

      Options granted under the Plan shall be evidenced by agreements in such form and containing such provisions which are consistent with the Plan as the Board or committee shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(a) Each option agreement shall specify the number of incentive stock options and/or nonqualified stock options granted.

(b) The purchase price for the shares subject to the option shall not be less than 100% of the fair market value of the stock on the date the option is granted; provided, however, that the option price for an incentive stock option shall not be less than 110% of the fair market value of such stock on the date the option is granted to an individual then owning (after the application of family and other attribution rules of Section 425(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation. For purposes of the Plan, the “fair market value” of any shares subject to the Plan at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ on such date, or (iii) if such stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board.

(c) The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash, by check or by transferring to the Company shares of stock at their fair market value as determined by Paragraph 6(b). Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the optionee’s purchase of shares pursuant to exercise of an option, on such terms which are no more favorable than as may be approved by the Board for optionees described in Paragraph 3(a), subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(d) No option shall be exercisable after the expiration of the earliest of (i) in the case of an incentive stock option, ten years from the date the option is granted or, five years from the date the option is granted to an individual owning (after application of the family and other attribution rules of Section 425(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation, (ii) in the case of a nonqualified stock option eleven years from the date the option is granted, (iii) three months after the date the optionee’s employment with the Company or any subsidiary terminates, if such termination is for any reason other than permanent disability, death or cause, (iv) the date the optionee’s employment or directorship with the Company and its subsidiaries terminates, if such termination is for cause, or (v) one year after the date the optionee’s employment or directorship with the Company and its subsidiaries terminates if such termination is the result of death or permanent disability; provided, however, that the option agreement for any option may provide for shorter periods in each of the foregoing instances. The term “permanent disability” shall mean a disability of the type defined in Section 105(d)(4) of the Code.

(e) No option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his guardian or legal representative. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of stock are used in part or full payment for the shares to be acquired upon exercise of the option, such shares shall be valued for the purposes of such exchange at their fair market value as of the date of exercise of the option in accordance with the provisions of Paragraph 6(b). Any certificates for shares of outstanding stock used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). If the certificate tendered by the optionee in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the optionee to the Company’s transfer agent with respect to the disposition of the balance of the shares covered, thereby.

(f) No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

(g) The aggregate fair market value (determined as of the time the option. is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year (under all such plans of the Company and any subsidiary corporation) shall not exceed $100,000.

(h) Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee shall, by accepting an option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall upon of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

(i) An optionee or transferee of an optionee shall have no rights as a shareholder of the Company with respect to any shares covered by any option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in Paragraph 6(k). Nothing in the Plan or in any option agreement shall confer upon any optionee any right to continue in the employ of the Company or any of its subsidiaries or as a director of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any subsidiary to terminate the optionee’s employment or directorship at any time.

(j) In no event shall the Company be required to issue fractional shares upon the exercise of an option.

(k) In the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the Board, or a committee of directors or others appointed by the Board to administer the Plan, shall make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the Plan and the number and kind of shares and the price per share subject to outstanding options; provided, however, that, unless otherwise determined by the Board or committee, the number of shares of Common Stock subject to any option shall always be rounded down to a whole number. In the event of any cash distribution to shareholders other than a normal cash dividend, the Board (or a committee of directors or others appointed by the Board to administer the Plan) shall have the discretion to distribute cash to holders of outstanding options in lieu of making equitable adjustments.

(1) No options granted shall vest until at least one year from the date of grant.

(m) Options may be exercised after vesting only during the ten day period following the release of quarterly or annual financial information by the Company.

7.     Termination or Amendment of the Plan

      The Board or committee may at any time terminate the Plan. With respect to options granted to optionees described in Paragraph 3(a), the Board or committee may at any time amend the Plan; provided that, without approval of the shareholders of the Company there shall be, except by operation of the provisions of Paragraph 5(k), no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options under the Plan, no reduction in the exercise price of options granted under the Plan, and no extension of the latest date upon which options may be exercised; and provided further that, without the consent of the optionee, no amendment may adversely affect any outstanding option or any unexercised portion thereof. With respect to options granted to optionees described in Paragraph 3(b), the Plan may not be amended, except by operation of the provisions of Paragraph 6(k), without prior shareholder approval. Notwithstanding any other provision to the contrary, any provision of this Plan may be amended by the Board or committee as required to obtain necessary approvals of governmental agencies if (i) such change does not materially alter the rights and interests of shareholders of the Company and (ii) such change does not result in a failure of options granted pursuant to Section 6, to comply with the provisions of Section 16(b) of the Securities Exchange Act of 1934.

8.     Shareholder Approval and Term of the Plan

      The amendment and restatement of the Plan shall be effective November 12, 2004, subject to approval by the shareholders of the Company. The Plan expired on December 31, 1996 with respect to incentive stock options and December 31, 1997 with respect to nonstatutory stock options; provided, however, that options outstanding after such dates shall continue in effect in accordance with their respective terms.

APPENDIX E

FIDELITY NATIONAL FINANCIAL, INC.

AUDIT COMMITTEE CHARTER

FIDELITY NATIONAL FINANCIAL, INC.

AUDIT COMMITTEE CHARTER

I.	Purpose

      The Committee is established by the Board of Directors primarily for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

      The Committee is responsible for assisting the Board’s oversight of (1) the quality and integrity of the Company’s financial statements and related disclosure, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditor.

II.	Composition

1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

2. Qualifications. The Board shall make a good faith determination that each member of the Committee meets all applicable independence, financial literacy and other requirements of law and the New York Stock Exchange. The Board shall also determine if any member of the Committee is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

3. Chair. The Chair of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

III.	Operations

1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least six times per year. The Committee shall meet separately, periodically, with management, the general counsel, the internal auditors and the independent auditor. The Committee shall also meet separately with the independent auditor at every meeting of the Committee at which the independent auditor is present.

2. Agenda. The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

3. Report to Board. The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings.

4. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

IV.	Authority and Duties

Independent Auditor’s Qualifications and Independence

1. The Committee shall be directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditor employed by the Company (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or permitted related work. The independent auditor shall report directly to the Committee.

2. The Committee shall have the sole authority to preapprove any audit and non-audit services to be provided by the independent auditor, and to adopt policies and procedures in connection therewith. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

3. The Committee shall obtain and review with the lead audit partner and either the concurring or reviewing partner or other senior member of the audit engagement team of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor’s independence) all relationships between the independent auditor and the Company. The Committee shall, in addition to assuring the regular rotation of the lead (or coordinating) audit partner and the audit partner responsible for reviewing the audit, consider whether there should be regular rotation of the audit firm.

4. The Committee shall review the experience, qualifications and performance of the senior members of the independent auditor team.

5. The Committee shall preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company’s audit team during the preceding three fiscal years. In addition, the Committee shall preapprove the hiring of any employee or former employee of the independent auditor (within the preceding three fiscal years) for the following positions within the Company, regardless of whether that person was a member of the Company’s audit team: Officer or Executive Officer, each as defined under applicable federal securities laws (other than secretary or treasurer), or any person who has direct responsibility for oversight over those who prepare the Company’s financial statements and related information (e.g., “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”)).

Financial Statements and Related Disclosure

6. The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under MD&A before the filing of the Company’s Form 10-K and Form 10-Q.

7. The Committee shall review with management earnings press releases before they are issued. The Committee shall review generally with management the nature of the financial information and earnings guidance provided to analysts and rating agencies.

8. The Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management’s response, and any significant disagreements with management.

9. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company’s disclosure controls and procedures.

10. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company’s financial statements.

11. The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Performance of the Internal Audit Function and Independent Auditors

12. The Committee shall review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function’s organization, responsibilities, plans, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the principal internal auditor.

13. The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls and any significant deficiencies or material weaknesses in internal controls.

14. The Committee shall review with management the Company’s policies with respect to risk assessment and risk management.

Compliance with Legal and Regulatory Requirements

15. The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

16. The Committee shall review with the general counsel the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review the legal and compliance function’s organization, responsibilities, plans, results, budget and staffing.

17. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

18. The Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with all applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act.

      The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain counsel, auditors or other advisors, in its sole discretion.

V.	Clarification of Audit Committee’s Role

      The Committee’s responsibility is one of oversight. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements. It is not the responsibility of the Committee to duplicate the activities of management or the independent auditor or to provide expert or special assurance as to, or otherwise certify, the Company’s financial statements or internal controls, the independent auditor’s work or compliance of the financial statements with GAAP. The Committee fulfills its oversight role on the basis of the information it receives from management and the independent auditor. Therefore, in carrying out its oversight responsibilities, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

FIDELITY NATIONAL FINANCIAL, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD DECEMBER 16, 2004

      The undersigned hereby appoints William P. Foley, II and Frank P. Willey, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Fidelity National Financial, Inc. held of record by the undersigned as of November 8, 2004, at the Annual Meeting of Stockholders to be held at 10:00 a.m., eastern time in the Peninsular Auditorium at 601 Riverside Avenue, Jacksonville, FL 32204 on December 16, 2004, or any adjournment thereof.

      This instruction and proxy card is also solicited by the Board of Directors of Fidelity National Financial, Inc. (the “Company”) for use at the Annual Meeting of Stockholders on December 16, 2004 at 10:00 a.m., eastern time from persons who participate in either (1) the Fidelity National Financial, Inc. 401(k) Profit Sharing Plan (the “401(k) Plan”), or (2) the Fidelity National Financial, Inc. Employee Stock Purchase Plan (the “ESPP”), or (3) both the 401(k) Plan and the ESPP.

      By signing this instruction and proxy card, the undersigned hereby instructs Wells Fargo Bank Minnesota, N.A., Trustee for the 401(k) Plan and the ESPP, to exercise the voting rights relating to any shares of common stock of Fidelity National Financial, Inc. allocable to his or her account(s) as of November 8, 2004. For shares voted by mail, this instruction and proxy card is to be returned to the tabulation agent (c/o Proxy Services, P.O. Box 2022, Jersey City, NJ 07304) by December 13, 2004. For shares voted by phone or internet, the deadline is 11:59 PM on December 12, 2004. For the 401(k) Plan, the Trustee will tabulate the votes received from all participants received by the deadline and will determine the ratio of votes for and against each item. The Trustee will then vote all shares held in the 401(k) Plan according to these ratios. For the ESPP, the Trustee will vote only those shares that are properly voted by ESPP participants.

(Continued on reverse side)

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PLEASE VOTE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AND PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5 AND PROPOSAL 6.

Please mark your vote like this. **X**

1. To elect to the Board of Directors.

☐ FOR all nominees listed below (except as marked to the contrary below) ☐ WITHHOLD AUTHORITY to vote for all nominees listed below

01 William A. Imparato
02 Donald M. Koll
03 General William Lyon
and
04 Cary H. Thompson

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name above

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting thereof.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

Date: ______________________________ 2004

Signature: ______________________________

Signature: ______________________________

Please date and sign exactly as the name appears on this proxy. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

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